UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

VIVAKOR, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

VIVAKOR, INC.

December [__], 2025

Dear Fellow Vivakor Stockholders:

We invite you to attend a Special Meeting of Stockholders (the “Special Meeting”) of Vivakor, Inc. (“Vivakor” or the “Company”), to be held on December 22, 2025 at 10 a.m. Central Time at 2278 Monitor Street, Dallas, Texas 75207.

The Notice of the Special Meeting and Proxy Statement accompanying this letter provide information concerning matters to be considered and acted upon at the meeting.

Your vote is very important. We encourage you to read the Proxy Statement and vote your shares as soon as possible. Whether or not you plan to attend, you can be sure your shares are represented at the Special Meeting by promptly submitting your vote by the Internet, by telephone or, if you request a paper copy of the proxy materials and receive a proxy card, by mail.

On behalf of the Board of Directors, thank you for your continued confidence and investment in Vivakor.

/s/ James Ballengee
James Ballengee Chief Executive Officer

VIVAKOR, INC.

5220 Spring Valley Road, Suite 500

Dallas, TX 75242

Telephone: (469) 480-7175

NOTICE OF Special Meeting OF STOCKHOLDERS

To Be Held on December 22, 2025 at 10 a.m. Central Time

To the Stockholders of Vivakor, Inc.

The Special Meeting of Stockholders (the “Special Meeting”) of Vivakor, Inc., a Nevada corporation (“Vivakor,” the “Company,” “us,” “our,” or “we”), will be held on December 22, 2025 at 10 a.m. Central Time at 2278 Monitor Street, Dallas, Texas 75207. The purpose of the Special Meeting is to consider and act upon the following matters:

1.	To approve, pursuant to Nasdaq Listing Rule 5635(d), the issuance of a number of shares of the Company’s common stock pursuant to two Securities Purchase Agreements (the “Securities Purchase Agreements”) and corresponding issuances of 21,509,090 shares of the Company’s common stock, and an additional 8,566,666 shares of the Company’s common stock underlying certain pre-funded warrants, issued to certain institutional investors (the “Investors”) on October 27, 2025 and October 31, 2025, which issuances would exceed 19.99% of the number of shares of the Company’s common stock at time of issuance, upon full exercise of pre-funded warrants (the “Investor Stock Issuances”);

2.	To grant the Board of Directors discretion, as may be necessary to maintain a listing of the Company’s common stock on the Nasdaq Capital Market, to amend the Company’s articles of incorporation to implement a reverse stock split of the outstanding shares of common stock in a range from one-for-thirty (1:30) up to one-for-two hundred (1:200), or anywhere between, as may be determined by the Board of Directors on or before March 15, 2026 (the “Reverse Stock Split”);

3.	To approve an amendment to the Company’s articles of incorporation to increase the authorized common stock from 200,000,000 shares, par value $0.001, to 500,000,000 shares of common stock, par value $0.001 (the “Increase in Authorized Stock”).

4.	To approve the Vivakor, Inc. 2025 Equity and Incentive Plan (the “Plan”), which provides equity-based incentive awards, in a total of 100,000,000 authorized shares of the company’s common stock, to the Company’s and its subsidiaries’ employees, directors and consultants, thereby continuing to align the interests of such individuals with those of the stockholders;

5.	To transact other business as may come before the meeting.

Our Board of Directors has fixed November 26, 2025 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment or postponement of the meeting. Only stockholders of record of the Company’s common stock, par value $0.001 per share (the “Common Stock”) or preferred stock, par value $0.001 per share (the “Preferred Stock”), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

All stockholders are cordially invited to attend the Special Meeting, which will be held at 2278 Monitor Street, Dallas, Texas 75207. The Notice of Internet Availability of Proxy Materials (the “Notice”) and proxy card will be mailed to shareholders on or about December 10, 2025.

For your convenience, record holders of our Common Stock and Series A Preferred Stock have FOUR methods of voting:

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode on your proxy card. Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on December 21, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on December 21, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL. Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE AT THE MEETING. Attend and vote at the Special Meeting to be held at 2278 Monitor Street, Dallas, Texas 75207 on December 22, 2025 at 10 a.m. Central Time.

NOTE FOR STREET-NAME HOLDERS. If you hold your shares through a broker, bank or other nominee, you must instruct your nominee how to vote the shares held in your account. The nominee will give you the Notice or voting instruction form. If you do not provide voting instructions, we expect that your nominee will be permitted to vote only on routine matters.

BY ORDER OF THE BOARD OF DIRECTORS

November 26, 2025	/s/ James Ballengee
James Ballengee
Chief Executive Officer

Whether or not you expect to attend the Special Meeting, we urge you to vote your shares via proxy at your earliest convenience. This will ensure the presence of a quorum at the Special Meeting. Promptly voting your shares will save Vivakor the expenses and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the Special Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 22, 2025

The Notice of the Special Meeting and Proxy Statement and Annual Report on Form 10-K for the years ended December 31, 2024 and 2023 (the “Annual Report”) are available at www.proxyvote.com.

Your vote is important. We encourage you to review all of the important information contained in the proxy materials before voting.

VIVAKOR, INC.

5220 Spring Valley Road

Suite 500

Dallas, TX 75242

TELEPHONE: (469) 480-7175

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 22, 2025

i

ABOUT VIVAKOR, INC.

Vivakor, Inc. (“Vivakor” or the “Company”) is a socially responsible operator, acquirer and developer of technologies and assets in the oil and gas industry, as well as related environmental solutions. Beginning in the third quarter of 2025, the Company revised its segment structure to better reflect the way management evaluates operating performance and allocates resources. As a result, the Company now reports three operating and reportable segments, transportation and logistics, terminaling and storage services, and supply and trading, compared with two segments reported in prior periods. The change primarily reflects the growth and increased operational significance of our supply and trading activities and enhances transparency into our operating performance. These segments work together to support the reliable movement of crude oil from production areas to key market hubs across the Permian Basin, Eagle Ford Basin, and mid-continent regions.

Our transportation and logistics services include the trucking and pipeline transportation of crude oil and related hydrocarbon products. Trucking operations are based in the DJ Basin, the STACK play in Central Oklahoma, and the Permian and Eagle Ford Basins in Texas, where our crude-oil trucking fleet transports volumes from production sites to our terminaling, storage, and blending facilities. We also operate the 45-mile Omega Gathering Pipeline in Blaine County, Oklahoma, which connects to the Plains STACK Pipeline and provides direct access to the Cushing, Oklahoma storage hub. These assets offer flexible and scalable crude-oil movement solutions that support our terminaling and supply activities across multiple producing regions.

Our terminaling and storage segment includes crude oil facilities in Colorado City, Texas, and Delhi, Louisiana, strategically located hubs at major pipeline intersections that support the receipt, handling, blending, storage, and distribution of crude oil and petroleum products. These terminals play a critical role in our midstream network and support our supply and trading activities.

Our supply and trading segment enhances our commercial reach by purchasing, aggregating, marketing and reselling crude oil, condensate, natural gas liquids and related hydrocarbon products. Operating as a core component of our integrated midstream platform, the segment connects production, transportation, terminaling, and end-market delivery.

The Company is also investing in future growth through the development of Remediation Processing Centers (“RPCs”), with our first facility under construction at the San Jacinto River & Rail Park in Harris County, Texas. Once operational, the RPC is expected to process oilfield solid wastes into economically valuable byproducts such as condensate, propane, and butane and will include an adjacent truck wash facility. The remediation segment will be reported separately and incorporated into operations upon commencement of commercial activity.

Overall, our business strategy is centered on building an integrated midstream and environmental services platform that supports operational efficiency, enhances market access for customers, and positions the Company for long-term growth.

On October 1, 2024, we acquired Endeavor Crude, LLC, a Texas limited liability company, Equipment Transport, LLC, a Pennsylvania limited liability company, Meridian Equipment Leasing, LLC, a Texas limited liability company, and Silver Fuels Processing, LLC, a Texas limited liability company (collectively with their subsidiaries, the “Endeavor Entities”), making those entities wholly-owned subsidiaries, which gave us operations in several different areas of the midstream oil and gas industry. Our management and Board of Directors is currently reviewing all aspects of the Endeavor Entities’ assets and operations, including the synergies they have with our pre-acquisition operations and the debt related to certain of those assets and operations. In the event our management and Board of Directors determines some of those assets or operations do not fit organizationally with our other assets and operations then we may seek strategic alternatives with those certain assets and/or operations.

On July 30, 2025, we sold all of the issued and outstanding limited liability company membership interests in Meridian Equipment Leasing, LLC, a Texas limited liability company, and Equipment Transport, LLC, a Pennsylvania limited liability company (the “Water Trucking Sale”), pursuant to that certain Membership Interest Purchase Agreement of even date therewith by and between Vivakor Transportation, LLC, as Seller, and Jorgan Development, LLC, as Buyer (the “Water Trucking Sale Agreement”), in exchange for $11,058,235 USD paid in 11,058 shares of Series A Convertible Preferred Stock of Vivakor, Inc., which shares will no longer be considered outstanding or be entitled to the relevant annual dividend. The Buyer of such entities is controlled by James Ballengee, our Chairman, President, and Chief Executive Officer. The sale was subject to a one-time post-closing purchase price adjustment based on the sold subsidiaries’ financial results as reflected on Vivakor’s Form 10-Q Quarterly Report for the period ended June 30, 2025, however, no adjustment was required, and the consideration remained unchanged. Prior to consummating the Water Trucking Sale, we transferred certain assets and liabilities between companies and certain affiliates (namely James Ballengee and entities he controls) to comply with pre-existing debt covenants, facilitate crude oil trucking operations, and minimize potential operational disruption to our crude oil-focused businesses. In connection with the Water Trucking Sale, and among other agreements as further set forth in the Water Trucking Sale Agreement, (i) affiliates of Vivakor, and the Ballengee Family Office Affiliates, amended and restated that certain Transition Services Agreement dated October 1, 2024, to account for new and additional services to be provided by various parties thereto, (ii) the parties amended and restated that certain Secured Promissory Note dated August 15, 2022, by and between Vivakor, as Borrower, and Jorgan Development, LLC, as Lender, reducing the payments to Lender thereunder from ninety-nine percent (99%) of Monthly Free Cash Flow, as defined therein, to fifty percent (50%) of Monthly Free Cash Flow, and (iii) Mr. Ballengee and certain Ballengee Family Office Affiliates voluntarily suspended the right to receive dividends and distributions upon Series A Convertible Preferred Stock of Vivakor, Inc. held by them for the period from August 1, 2025 to January 1, 2026.

Recent Developments

As previously reported, on March 17, 2025, the Company, issued a junior secured convertible promissory note (the “Initial Note”) to J.J. Astor & Co. (the “Lender”), in the principal amount of $6,625,000 (the “Principal Amount”), in relation to a Loan and Security Agreement by and between the Company, its subsidiaries, and the Lender (the “Loan Agreement”). The Company received $5,000,000, before fees. The Company received the funds on March 18, 2025.

Beginning in September 2025 and continuing through November 18, 2025, the Lender delivered multiple conversion notices pursuant to the terms of the Initial Note. In aggregate, the Lender converted $4.05 million of outstanding principal into approximately 34.5 million shares of the Company’s common stock at contractually discounted conversion prices. Each issuance was made without a Rule 144 restrictive legend based on legal opinions obtained by the Company and its transfer agent.

In addition to the above issuances, on October 2, 2025 the Company issued the Lender 250,000 shares due as Commitment Shares under the Initial Note.

As previously reported, on July 9, 2025, the Company entered into a Forbearance and Amendment to Loan Agreement and Note with the Lender, which amended the terms of the Loan Agreement, Initial Note and RRA (the “First Forbearance Agreement”). Under the terms of the First Forbearance Agreement, the Lender agreed to loan us additional funds under a Second Junior Secured Promissory Note (the “Second Note”) and agreed to forbear any default under the Initial Note in exchange for certain consideration. The information regarding this transaction was filed in a Current Report on Form 8-K filed with the Commission on July 21, 2025.

On October 8, 2025, the Company entered into a Second Forbearance and Amendment to Loan Agreement and Notes, which amended the terms of the Loan Agreement, Initial Note, the RRA, the Second Note and the First Forbearance Agreement (the “Second Forbearance Agreement”). Under the terms of the Second Forbearance Agreement: (i) the Lender agreed to loan us an additional amount up to $2,450,000, (ii) the Outstanding Principal Amount of the Initial Note was $2,259,319.89 and the Outstanding Principal Balance on the Second Note was $5,685,805.13 on the Forbearance Agreement Effective Date, (iii) the Lender provided notice of default to the under the Second Note, thereby accelerating all amounts due thereunder, (iv) the Lender agreed the Company was not in default of the Initial Note, Second Note or other Transaction Documents effective September 30, 2025 and to forbear declaring an Event of Default going forward and accelerating all amounts due under the Initial Note and the Second Note, subject to the Company complying with the terms of the Second Forbearance Agreement, (v) all amounts due under the Initial Note and the Second Note, with any accrued interest, will be due on or before November 30, 2025, (vi) interest under the Initial Note and Second Note will continue at the default interest rate of 19%, (vii) the conversion terms under the Initial Note and Second Note will remain on the Default Conversion Price under those instruments, and (viii) the Lender agreed to a standstill period until November 30, 2025, during which time the Lender will not declare an event of default or accelerate any payment obligations under the Initial Note or the Second Note, so long at the Company (a) pays interest at the Default Interest Rate on the Initial Note and the Second Note, (b) issues the Third Note to the Lender, and (c) pays in full all past due payments on the Initial Note and the Second Note on or before November 30, 2025.

In connection with the Second Forbearance Agreement the Lender agreed to loan the Company up to an additional $2,450,000. On October 9, 2025, the Company entered and Lender into an Additional Junior Secured Convertible Note (the “Third Note”), under which the Company agreed to issue the Lender the Third Note in the principal amount of $1,620,000, with the Company receiving proceeds of $1,152,000 before subtracting $53,000 for legal fees and origination fees. The Company is obligated to repay the principal amount, plus any interest, in forty-two equal installment payments of $38,572. The Company received the first funds from the Third Note on October 9, 2025 with the remainder received on October 10, 2025. As additional consideration for the Second Forbearance Agreement and the Third Note, the Company agreed to issue the Lender 286,000 shares of its common stock for $286 (the “Commitment Shares”).

As previously reported, on August 12, 2025, the Company issued a convertible promissory note to a non-affiliated accredited investor (the “Holder”), in the aggregate principal amount of $647,500 in connection with a Securities Purchase Agreement entered into by and between the Company and the Holder (the “SPA”). The Company received $550,000 in exchange for issuing the note. In connection with the issuance of the note, the Company agreed to issue the Holder 82,500 shares of its common stock as additional incentive to enter into the SPA and the note. The Company issued the shares with a restrictive legend on October 8, 2025.

On October 16, 2025, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with institutional investors (the “Purchasers”), pursuant to which the Company agreed to issue and sell to the Purchasers in a registered direct offering (A) an aggregate of 8,417,645 shares (the “Shares”) of common stock, par value $0.001 per share (the “Common Stock”), of the Company, at an offering price of $0.2164 per share, and (B) 14,689,851 pre-funded warrants (the “Pre-Funded Warrants”) in lieu of shares of Common Stock, at an offering price of $0.2154 (such registered direct offering, the “Offering”) for aggregate gross proceeds of approximately $5 million, before deducting Offering expenses payable by the Company, including the Placement Agent’s commissions and fees. The Company intends to use the net proceeds from the Offering for working capital and general corporate purposes. The Offering closed on October 17, 2025.

The Pre-Funded Warrants are immediately exercisable and may be exercised at a nominal consideration of $0.001 per share of Common Stock at any time until all of the Pre-Funded Warrants are exercised in full.

The Pre-Funded Warrants contain ownership limitations pursuant to which a holder does not have the right to exercise any portion of their warrants if it would result in the holder (together with its affiliates) beneficially owning more than 4.99% (or, upon election by the holder prior to the issuance of any warrants, 9.99%) of the Company’s outstanding Common Stock.

In connection with the Offering, the Company also entered into a placement agency agreement (the “Placement Agency Agreement”) with D. Boral Capital LLC (the “Placement Agent”), pursuant to which the Company paid the Placement Agent (i) a cash fee equal to 7% of the aggregate gross proceeds of the Offering, (ii) one percent (1.0%) of the gross proceeds of the Offering for non-accountable expenses, and (iii) reimbursed the Placement Agent for certain expenses and legal fees.

The Common Shares, the Pre-Funded Warrants and the shares of Common Stock underlying the Pre-Funded Warrants were offered pursuant to a “shelf” registration statement on Form S-3 (File No. 333-269178) that was declared effective by the Securities and Exchange Commission (the “Commission”) on February 10, 2023 and a prospectus supplement dated October 16, 2025, which was filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

On October 22, 2025, Vivakor Supply & Trading, LLC (“VST”), a wholly-owned subsidiary of the Company, entered into a Physical Commodity Intermediation Agreement (the “Intermediation Agreement”) with a single non-affiliated wholesaler, pursuant to which VST the wholesaler will provide credit support, including but not limited to letters of credit, surety bonds, cash deposits, and/or guarantees to sellers of physical commodities as an intermediary of VST for commodity trading activities, with a total availability up to $40 million in combined credit support to be extended from time to time.

On October 17, 2025, the Company entered into a Settlement Agreement (the “Samuelson Settlement Agreement”) with James Samuelson (“Samuelson”), in order to settle claims made by Samuelson that he was not paid for work performed for the Company, which claims formed the basis of a lawsuit entitled James Samuelson v. Vivakor, Inc., James Ballengee, et al., Case No. 30-2025-01496877-CU-OE-CJC (Sup. Ct. Orange Cty., Cal.—July 14, 2025) (the “Samuelson Lawsuit”). Under the terms of the Samuelson Settlement Agreement the Company is obligated to pay Samuelson $100,000 on or before January 30, 2026, and issue Samuelson shares of its common stock as follows: (i) $400,000 worth of shares on October 24, 2025, (ii) $400,000 worth of stock on November 3, 2025, (iii) $400,000 worth of stock on November 13, 2025, and (iv) $350,000 worth of stock on November 24, 2025 (together, the “Samuleson Shares”). The Samuelson Shares will be issued unrestricted under the Company’s 2023 Equity Incentive Plan and registered on a Form S-8 Registration Statement and valued with an issuance price equal to a 20 percent discount of the average of the lowest 5 VWAPs over the prior 15 trading days prior to each issuance date. The sale of the Samuelson Shares by Samuelson is subject to a Leak-Out Agreement, under which Samuelson cannot, in any 24-hour period, sell the Samuelson Shares in an amount representing more than the greater of (i) the total aggregate daily net proceeds from the sale of shares equaling $25,000; (ii) 10% of the 90-day average trading volume; or (iii) 10% of any given days’ trading volume as reported by Bloomberg, LP on the applicable day. As a result of the Samuelson Settlement Agreement, all dates and deadlines related to the Samuelson Lawsuit have been taken off calendar by the Court, which will retain jurisdiction of the Samuelson Lawsuit through the final payment of the Samuelson Settlement Agreement consideration.

On October 30, 2025, the Company entered into a second securities purchase agreement (the “Second Purchase Agreement”) the Purchasers, pursuant to which the Company agreed to issue and sell to the Purchasers in a registered direct offering (A) an aggregate of 10,600,000 shares (the “Second Offering Shares”) of Common Stock, of the Company, at an offering price of $0.18 per share, and (B) 3,566,666 pre-funded warrants (the “Second Pre-Funded Warrants”) in lieu of shares of Common Stock, at an offering price of $0.179 (such registered direct offering, the “Second Offering”) for aggregate gross proceeds of approximately $2.55 million, before deducting the Second Offering expenses payable by the Company, including the Placement Agent’s commissions and fees. The Company intends to use the net proceeds from the Second Offering for working capital and general corporate purposes. The Second Offering closed on October 31, 2025.

The Second Pre-Funded Warrants are immediately exercisable and may be exercised at a nominal consideration of $0.001 per share of Common Stock at any time until all of the Second Pre-Funded Warrants are exercised in full.

The Second Pre-Funded Warrants contain ownership limitations pursuant to which a holder does not have the right to exercise any portion of their warrants if it would result in the holder (together with its affiliates) beneficially owning more than 4.99% (or, upon election by the holder prior to the issuance of any warrants, 9.99%) of the Company’s outstanding Common Stock.

In connection with the Second Offering, the Company also entered into a placement agency agreement (the “Second Placement Agency Agreement”) with Placement Agent, pursuant to which the Company paid the Placement Agent (i) a cash fee equal to 7% of the aggregate gross proceeds of the Second Offering, (ii) one percent (1.0%) of the gross proceeds of the Second Offering for non-accountable expenses, and (iii) reimbursed the Placement Agent for certain expenses and legal fees.

The Second Common Shares, the Second Pre-Funded Warrants and the shares of Common Stock underlying the Second Pre-Funded Warrants were offered pursuant to a “shelf” registration statement on Form S-3 (File No. 333-269178) that was declared effective by the Securities and Exchange Commission (the “Commission”) on February 10, 2023 and a prospectus supplement dated October 30, 2025, which was filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

On November 5, 2025, the Company entered into a Settlement Agreement (the “Nelson Settlement Agreement”) with Tyler Nelson (“Nelson”), in order to settle claims made by Nelson that he was not paid for work performed for the Company, which claims formed the basis of a lawsuit entitled Tyler Nelson v. Vivakor, Inc., et al., Case No. 30-2025-01503021-CU-OE-CJC (Sup. Ct. Orange Cty., Cal.—Aug. 11, 2025) (the “Nelson Lawsuit”). Under the terms of the Nelson Settlement Agreement the Company is obligated to pay Nelson as full satisfaction of all alleged wage losses and alleged non-wage damages: (i) $250,000 on or before November 5, 2026, (ii) $100,000 within 30 days from the date of the Nelson Settlement Agreement, (iii) $100,000 within 60 days from the date of the Nelson Settlement Agreement, and (iv) $1,550,000 within 90 days from the date of the Nelson Settlement Agreement. The Company paid Nelson the initial $250,000 payment. Nelson was formerly the Company’s Chief Financial Officer and a Director. As a result of the Nelson Settlement Agreement, all dates and deadlines related to the Nelson Lawsuit have been taken off calendar by the Court, which will retain jurisdiction of the Nelson Lawsuit through the final payment of the Nelson Settlement Agreement consideration.

On November 10, 2025, the Company entered into a Transition Agreement (the “Transition Agreement”) with Patrick Knapp (“Knapp”), the Company’s former Executive Vice President, General Counsel and Secretary, related to Knapp’s resignation from all positions he holds with the Company. Under the terms of the Transition Agreement the Company is obligated to pay Knapp as full satisfaction of all alleged wages owed, bonuses, severance, unpaid benefits, etc. and any alleged non-wage damages: (i) $50,000 on the date of the Transition Agreement, (ii) $50,000 on or before December 31, 2025, and (iii) $100,000 worth of the Company’s common stock within three (3) trading days from the date of the Transition Agreement, which shares will be priced per share based on the average closing price for the three (3) prior exchange-traded days. If requested by Knapp, the Company is obligated to issue Knapp additional shares of common stock until Knapp receives $100,000 from the sale of the common stock if he does not receive that amount from the sale of the initial shares. The shares will be issued unrestricted under the Company’s 2023 Equity Incentive Plan as registered on a Form S-8 Registration Statement.

On November 10, 2025, Knapp resigned from this position as Secretary of the Company. As a result, the Board of Directors appointed Kimberly Hawley as the Company’s Secretary, effective November 10, 2025. Ms. Hawley is currently also the Company’s Executive Vice President and Chief Financial Officer.

On November 25, 2025, the Company entered into a Debt Satisfaction and Preferred Stock Amendment Agreement (the “Series A Preferred Agreement”), under which the holders of the Company’s Series A Preferred Stock agreed to forgo their rights to the Series A Preferred Stock 6% annual dividend through December 31, 2026 in exchange for the Company agreeing to amend the Series A Preferred Stock Certificate of Designation to add voting rights to the rights and preferences of the Series A Preferred Stock. In addition, James Ballengee, the Company’s Chief Executive Officer and a member of the Board of Directors, agreed to extinguish the $569,589.04 he is owed under a convertible promissory note as part of the Series A Preferred Agreement. As a result of the Series A Preferred Agreement, the holders of the Series A Preferred own approximately 96,731,000 votes on any matters properly presented to the Company’s shareholders, which equated to approximately 35% of the Company’s outstanding votes as of the date of the Series A Preferred Agreement. At the Company’s 2025 Annual Meeting of Stockholders held September 11, 2025, a majority of the Company’s stockholders approved a conversion of the Preferred Stock into Common Stock that exceeds 19.99% of the Company’s outstanding common stock if the Company’s Board of Directors and executive management elected to convert the Preferred Stock.

Reclassifications

Certain reclassifications have been made to prior years’ amounts to conform to the 2025 presentation, including adjustments related to the purchase price allocation of accrued interest and principal note payable amounts to conform to the 2025 presentation.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because our Board of Directors (the “Board”) is soliciting your proxy to vote at the Special Meeting of Shareholders. According to our records, you were a shareholder of the Company as of the end of business on November 26, 2025.

You are invited to attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote via telephone or over the Internet.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the U.S. Securities and Exchange Commission, or “SEC,” we may furnish proxy materials, including this Proxy Statement and our Annual Report on Form 10-K, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice”), which was mailed to the holders of our common stock, par value $0.001 per share (the “Common Stock”) and Series A Preferred Stock (the “Series A Preferred Stock”), will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

The Notice of the Special Meeting and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

To access the materials, you must enter the control number included on your Notice.

The Notice is being made available to you by the Company in connection with its solicitation of proxies for use at the Special Meeting of Shareholders of the Company (the “Special Meeting”) to be held at 2278 Monitor Street, Dallas, Texas 75207 and/or any adjournments or postponements thereof. The Notice was first given or sent to shareholders on or about December 10, 2025. This Proxy Statement gives you information on these proposals so that you can make an informed decision.

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card.

What is a proxy card?

By completing a proxy card, as more fully described herein, you are designating James Ballengee, our Chief Executive Officer and/or Kimberly Hawley, our Chief Financial Officer, as your proxies for the Special Meeting and you are authorizing them to vote your shares at the Special Meeting as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Special Meeting.

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the U.S. Securities and Exchange Commission, or “SEC,” to give you when we ask you to sign a proxy card designating Mr. Ballengee and Ms. Hawley as proxies to vote on your behalf.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.

I share the same address with another Vivakor, Inc. shareholder. Why has our household only received one set of proxy materials?

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to shareholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any shareholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or, the Company at 5220 Spring Valley Road, Suite 500, Dallas, TX 75242, Attn: Corporate Secretary. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or the Corporate Secretary at the telephone number or address listed above.

How do I attend the Special Meeting?

The Special Meeting will be held in-person on December 22, 2025, 10 a.m. Central Time at 2278 Monitor Street, Dallas, Texas 75207.

Who is entitled to vote?

The Board has fixed the close of business on November 26, 2025 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Only stockholders of record of the Common Stock or the Series A Preferred Stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. On the Record Date, there were 174,050,687 shares of Common Stock outstanding. Each share of Common Stock represents one vote that may be voted on each proposal that may come before the Special Meeting. On the Record Date, there were 96,731 shares of Series A Preferred Stock outstanding. Each share of Series A Preferred Stock represents 1,000 votes that may be voted on each proposal that may come before the Special Meeting. The Company has no other outstanding voting securities.

What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?

If your shares are registered in your name with our transfer agent, Empire Stock Transfer, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the Special Meeting?

Only record holders and beneficial owners of our Common Stock or Series A Preferred Stock, or their duly authorized proxies, may attend the Special Meeting.

What am I voting for?

There are four (4) matters scheduled for a vote:

1.	To approve, pursuant to Nasdaq Listing Rule 5635(d), the issuance of a number of shares of the Company’s common stock pursuant to two Securities Purchase Agreements (the “Securities Purchase Agreements”) and corresponding issuances of 21,509,090 shares of the Company’s common stock, and an additional 8,566,666 shares of the Company’s common stock underlying certain pre-funded warrants, issued to certain institutional investors (the “Investors”) on October 27, 2025 and October 31, 2025, which issuances would exceed 19.99% of the number of shares of the Company’s common stock at time of issuance, upon full exercise of pre-funded warrants (the “Investor Stock Issuances”);

2.	To grant the Board of Directors discretion (if necessary to maintain a listing of the Company’s common stock on the Nasdaq Capital Market) to amend the Company’s articles of incorporation to implement a reverse stock split of the outstanding shares of common stock in a range from one-for-thirty (1:30) up to one-for-two hundred (1:200), or anywhere between, as may be determined by the Board of Directors on or before March 15, 2026 (the “Reverse Stock Split”);

3.	To approve an amendment to the Company’s articles of incorporation to increase the authorized common stock from 200,000,000 shares, par value $0.001, to 500,000,000 shares of common stock, par value $0.001 (the “Increase in Authorized Stock”).

4.	To approve the Vivakor, Inc. 2025 Equity and Incentive Plan (the “Plan”), which provides equity-based incentive awards, in a total of 100,000,000 authorized shares of the company’s common stock, to the Company’s and its subsidiaries’ employees, directors and consultants, thereby continuing to align the interests of such individuals with those of the stockholders;

5.	To transact other business as may come before the meeting.

What if another matter is properly brought before the Special Meeting?

The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

For your convenience, record holders of our Common Stock and Series A Preferred Stock have FOUR methods of voting:

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode on your proxy card. Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on December 21, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on December 21, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL. Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE AT THE MEETING. Attend and vote at the Special Meeting to be held at 2278 Monitor Street, Dallas, Texas 75207 on December 22, 2025 at 10 a.m. Central Time.

NOTE FOR STREET-NAME HOLDERS. If you hold your shares through a broker, bank or other nominee, you must instruct your nominee how to vote the shares held in your account. The nominee will give you the Notice or voting instruction form. If you do not provide voting instructions, we expect that your nominee will be permitted to vote only on routine matters.

All shares entitled to vote and represented by a properly completed and executed proxy received before the Special Meeting and not revoked will be voted at the Special Meeting as instructed in a proxy delivered before the Special Meeting. We provide telephone and Internet proxy voting to allow you to vote your shares via phone or online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your telephone or Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

For Common Stockholders, on each matter to be voted upon, you have one vote for each share of Common Stock you own as of the close of business on the Record Date. For Series A Preferred Stockholders, on each matter to be voted upon, you have 1,000 votes each share of Series A Preferred Stock that you own as of the close of business on the Record Date.

Is my vote confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What constitutes a quorum?

To carry on business at the Special Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote, as of the Record Date, are represented in person or by proxy. Thus, 135,390,845 votes must be represented in person or by proxy to have a quorum at the Special Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by us are not considered outstanding or considered to be present at the Special Meeting. If there is not a quorum at the Special Meeting, either the chairperson of the Special Meeting or our stockholders entitled to vote at the Special Meeting may adjourn the Special Meeting.

How will my shares be voted if I give no specific instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.	To approve, pursuant to Nasdaq Listing Rule 5635(d), the issuance of a number of shares of the Company’s common stock pursuant to two Securities Purchase Agreements (the “Securities Purchase Agreements”) and corresponding issuances of 21,509,090 shares of the Company’s common stock, and an additional 8,566,666 shares of the Company’s common stock underlying certain pre-funded warrants, issued to certain institutional investors (the “Investors”) on October 27, 2025 and October 31, 2025, which issuances would exceed 19.99% of the number of shares of the Company’s common stock at time of issuance, upon full exercise of pre-funded warrants (the “Investor Stock Issuances”);

2.	To grant the Board of Directors discretion (if necessary to maintain a listing of the Company’s common stock on the Nasdaq Capital Market) to amend the Company’s articles of incorporation to implement a reverse stock split of the outstanding shares of common stock in a range from one-for-thirty (1:30) up to one-for-two hundred (1:200), or anywhere between, as may be determined by the Board of Directors on or before March 15, 2026 (the “Reverse Stock Split”);

3.	To approve an amendment to the Company’s articles of incorporation to increase the authorized common stock from 200,000,000 shares, par value $0.001, to 500,000,000 shares of common stock, par value $0.001 (the “Increase in Authorized Stock”);

4.	To approve the Vivakor, Inc. 2025 Equity and Incentive Plan (the “Plan”), which provides equity-based incentive awards, in a total of 100,000,000 authorized shares of the company’s common stock, to the Company’s and its subsidiaries’ employees, directors and consultants, thereby continuing to align the interests of such individuals with those of the stockholders;

5.	To transact other business as may come before the meeting.

If other matters properly come before the Special Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of Mr. Ballengee and Ms. Hawley, the Board’s designated proxies.

If your shares are held in street name, see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

Uninstructed Shares

All proxies that are executed or are otherwise submitted over the internet, by mail or in person will be voted on the matters set forth in the accompanying notice of Special Meeting in accordance with the instructions set forth herein. However, if no choice is specified on a proxy as to one or more of the proposals, the proxy will be voted in accordance with the Board’s recommendations on such proposals as set forth in this Proxy Statement.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count, for the election of directors, “For,” “Withhold” and broker non-votes; and, with respect to the other proposals, votes “For” and “Against,” abstentions and broker non-votes. Abstentions and broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on such proposals.

What is a broker non-vote?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

Proposal No. 1 for the approval of the Investor Stock Issuances is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Broker non-votes will not have any effect on the outcome of the voting on this proposal.

Proposal No. 2 for the approval of the Reverse Stock Split is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Broker non-votes will not have any effect on the outcome of the voting on this proposal.

Proposal No. 3 for the approval of the Increase in Authorized Stock is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Broker non-votes will not have any effect on the outcome of the voting on this proposal.

Proposal No. 4 for the approval of the adoption of the Plan is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Broker non-votes will not have any effect on the outcome of the voting on this proposal.

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options
Proposal No. 1: Approval of the Investor Stock Issuances	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Special Meeting by the holders entitled to vote thereon.*	“FOR” “AGAINST” “ABSTAIN”

Proposal No. 2: Approval of the Reverse Stock Split	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Special Meeting by the holders entitled to vote thereon.*	“FOR” “AGAINST” “ABSTAIN”

Proposal No. 3: Approval of the Increase in Authorized Stock	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Special Meeting by the holders entitled to vote thereon.*	“FOR” “AGAINST” “ABSTAIN”

Proposal No. 4: Approval of the Adoption of the Plan	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Special Meeting by the holders entitled to vote thereon.*	“FOR” “AGAINST” “ABSTAIN”

*	As of the Record Date the Company had 174,050,687 outstanding votes from its Common Stock and 96,731,000 votes outstanding from its Preferred Stock, for a total of 270,781,687 votes, meaning a majority of the votes to approve the agenda items is 135,390,845 votes.

What is an abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Nevada law, abstentions are counted as shares present and entitled to vote at the Special Meeting. Generally, unless provided otherwise by applicable law, our Bylaws provide that an action of our stockholders (other than the election of directors) is approved if a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy) vote in favor of such action. Therefore, votes that are “WITHHELD” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting. A vote marked as “ABSTAIN” is not considered a vote cast and will, therefore, not affect the outcome of Proposal’s No. 1, 2, 3, or 4.

What are the voting procedures?

In voting by proxy regarding the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. Regarding the other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposals. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is my proxy revocable?

If you are a registered stockholder, you may revoke or change your vote at any time before the proxy is voted by filing with our Corporate Secretary, at 5220 Spring Valley Road, Suite 500 Dallas, TX 75264, either a written notice of revocation or a duly executed proxy bearing a later date. If you attend the Special Meeting, you may revoke your proxy or change your proxy vote by voting at the meeting. Your attendance at the Special Meeting will not by itself revoke a previously granted proxy.

If your shares are held in street name or you hold shares through a retirement or savings plan or other similar plan, please check your voting instruction card or contact your broker, nominee, trustee or administrator to determine whether you will be able to revoke or change your vote.

Who is paying for the expenses involved in preparing this Proxy Statement?

All of the expenses involved in preparing and assembling these proxy materials and mailing the Notice (and any paper materials, if requested) and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.

Do I have dissenters’ rights of appraisal?

The Company’s stockholders do not have appraisal rights under Nevada law or under the Company’s governing documents with respect to the matters to be voted upon at the Special Meeting.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K with the SEC within four business days after the Special Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

When are stockholder proposals due for the 2026 Annual Meeting?

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 Annual Meeting of Stockholders (the “Annual Meeting”) must submit the proposal to us at our corporate headquarters no later than March 31, 2026, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. Pursuant to our Amended and Restated Bylaws, nothing in the procedure described in the sentence above shall be deemed to affect the rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule l4a-8 under the Exchange Act.

Stockholders who intend to present a proposal at our 2026 Annual Meeting without inclusion of the proposal in our proxy materials are required to provide notice of such proposal to our Corporate Secretary so that such notice is received by our Corporate Secretary at our principal executive offices on or after February 1, 2026, but no later than March 31, 2026. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Do the Company’s executive officers and Directors have an interest in any of the matters to be acted upon at the Special Meeting?

Yes, as described below under Proposal No. 4, certain of the Company’s executive officers and members of its Board of Directors are compensated through equity that is issued under any applicable equity compensation plan. As a result, the Company expects to issue securities under the Plan to certain of Company’s executive officers and members of its Board of Directors as compensation for their services if the Plan is approved.

Members of the Board and executive officers of the Company do not have any substantial interest, direct or indirect, in Proposal No. 1 (the approval of the Investor Stock Issuances), Proposal No. 2 (the approval of the Reverse Stock Split), or Proposal No. 3 (the approval of the Increase in Authorized Stock).

Are any of the proposals conditioned on one another?

No.

PROPOSAL NO. 1:

APPROVAL OF SHARE ISSUANCES UNDER SECURITIES PURCHASE AGREEMENTS

To approve, pursuant to Nasdaq Listing Rule 5635(d), the issuance of a number of shares of the Company’s common stock pursuant to two Securities Purchase Agreements (the “Securities Purchase Agreements”) and corresponding issuances of 21,509,090 shares of the Company’s common stock, and an additional 8,566,666 shares of the Company’s common stock underlying certain pre-funded warrants, issued to certain institutional investors (the “Investors”) on October 27, 2025 and October 31, 2025, which issuances would exceed 19.99% of the number of shares of the Company’s common stock at time of issuance, upon full exercise of pre-funded warrants (the “Investor Stock Issuances”)

On October 24, 2025, the Company entered into one of the Securities Purchase Agreement with the Investors, pursuant to which the Company agreed to issue and sell to the Investors in a registered direct offering (A) an aggregate of 10,909,090 shares of common stock, par value $0.001 per share, of the Company, at an offering price of $0.22 per share, and (B) 5,000,000 pre-funded warrants in lieu of shares of Common Stock, at an offering price of $0.219 (such registered direct offering, the “First Offering”) for aggregate gross proceeds of approximately $3.5 million, before deducting First Offering expenses payable by the Company, including the Placement Agent’s commissions and fees. The Offering closed on October 27, 2025.

On October 30, 2025, the Company entered into the other Securities Purchase Agreement with the Investor, pursuant to which the Company agreed to issue and sell to the Investors in a registered direct offering (A) an aggregate of 10,600,000 shares of common stock, par value $0.001 per share, of the Company, at an offering price of $0.18 per share, and (B) 3,566,666 pre-funded warrants in lieu of shares of Common Stock, at an offering price of $0.179 (such registered direct offering, the “Second Offering”) for aggregate gross proceeds of approximately $2.55 million, before deducting Second Offering expenses payable by the Company, including the Placement Agent’s commissions and fees. The Offering closed on October 31, 2025.

The Pre-Funded Warrants are immediately exercisable and may be exercised at a nominal consideration of $0.001 per share of Common Stock at any time until all of the Pre-Funded Warrants are exercised in full.

The Pre-Funded Warrants contain ownership limitations pursuant to which a holder does not have the right to exercise any portion of their warrants if it would result in the holder (together with its affiliates) beneficially owning more than 4.99% (or, upon election by the holder prior to the issuance of any warrants, 9.99%) of the Company’s outstanding Common Stock.

In connection with the Offerings, the Company also entered into placement agency agreements (the “Placement Agency Agreement”) with D. Boral Capital LLC (the “Placement Agent”), pursuant to which the Company paid the Placement Agent (i) a cash fee equal to 7% of the aggregate gross proceeds of the Offering, (ii) one percent (1.0%) of the gross proceeds of the Offering for non-accountable expenses, and (iii) reimbursed the Placement Agent for certain expenses and legal fees.

The Common Shares, the Pre-Funded Warrants and the shares of Common Stock underlying the Pre-Funded Warrants were offered pursuant to a “shelf” registration statement on Form S-3 (File No. 333-269178) that was declared effective by the Securities and Exchange Commission (the “Commission”) on February 10, 2023 and a prospectus supplement dated October 27, 2025, which was filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

Given the foregoing, we are seeking stockholder approval under this Proposal, to comply with Nasdaq Listing Rule 5635(d), to issue more than 19.99% of our outstanding Common Stock to the Investors under the terms of the Securities Purchase Agreements. The Board has approved and is seeking stockholder approval of the Common Shares pursuant to the Securities Purchase Agreements and the Pre-Funded Warrants.

Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) would likely result in a significant increase in the number of shares of our Common Stock outstanding, and, as a result, our current stockholders will own a smaller percentage of our then-outstanding shares of Common Stock.

The Investor Stock Issuances may cause a reduction in the percentage interests of our current stockholders in the voting power, any liquidation value, our book and market value, and in any future earnings. Further, the issuance or resale of the Investor Shares could cause the market price of our Common Stock to decline. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Consequences of Not Approving the Share Issuance Proposal

If stockholder approval of the Investor Stock Issuances is received, the Company will be authorized to issue the Investor shares of the Company’s Common Stock under the Securities Purchase Agreements and Pre-Funded Warrants in amounts that exceed 19.99% of the Company’s outstanding common stock.

If our stockholders do not approve this Proposal, the maximum number of shares of Common Stock the Company can issue to the Investor under the Securities Purchase Agreements and Pre-Funded Warrants is 19.99% of the Company’s outstanding Common Stock Shares; issuances exceeding such amount will violate Nasdaq Listing Rule 5635(d).

Additional Information

This summary is intended to provide you with basic information concerning the Securities Purchase Agreements, the Pre-Funded Warrants and the Investor Stock Issuances. The terms of the the Securities Purchase Agreements, the Pre-Funded Warrants and the Investor Stock Issuances are complex and only briefly summarized above. For further information, please refer to the descriptions contained in the Company’s Current Reports on Form 8-K filed with the SEC on October 27, 2025 and October 31, 2025 and the documents filed as exhibits to such reports. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Vote Required

The approval of Proposal One requires a quorum of the Company’s stockholders. A quorum will be present at the meeting if the holders of a majority of outstanding voting rights, are present in person or represented by proxy. To approve Proposal One, holders of a majority of the votes cast on the matter must vote FOR the proposal. Only FOR and AGAINST votes will affect the outcome. Abstentions and broker non-votes will have no effect on the voting of Proposal One.

Proposal One is not a routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee may not vote your shares on Proposal One.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE INVESTOR Stock ISSUANCES INCLUDING AN AMOUNT ABOVE 19.99% OF THE COMPANY’S OUTSTANDING COMMON STOCK.

PROPOSAL NO. 2:

GRANTING THE BOARD OF DIRECTORS DISCRETION TO AMEND THE COMPANY’S
ARTICLES OF INCORPORATION TO IMPLEMENT A REVERSE STOCK SPLIT IN A RANGE
FROM ONE-FOR-THIRTY (1:30) UP TO ONE-FOR-TWO HUNDRED (1:200), OR ANYWHERE
IN BETWEEN, AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS ON OR BEFORE

MARCH 15, 2026

The Company’s common stock ($0.001 par value, 200,000,000 shares authorized) is currently listed on the Nasdaq Capital Market. To comply with Nasdaq’s continued listing requirements, the Company’s common stock must maintain a bid price of at least $1.00 per share. On November 25, 2025, the closing price of the common stock was $0.138.

As reported in our Current Report on Form 8-K filed March 21, 2025, on March 18, 2025, we received a deficiency letter from the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market (“Nasdaq”) notifying the Company that, for the preceding 30 consecutive business days, the closing bid price of the Company’s common stock remained below the minimum $1.00 per share requirement for continued inclusion on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”).

In accordance with the Nasdaq Listing Rules, the Company has been provided an initial period of 180 calendar days, or until September 15, 2025 (the “Compliance Date”), to regain compliance with the Bid Price Requirement. If at any time before the Compliance Date the closing bid price of the Company’s common stock is at least $1.00 for a minimum of ten consecutive business days, the Staff will provide the Company written confirmation of compliance with the Bid Price Requirement.

As of the date of this Proxy Statement, the closing bid price of the Company’s common stock has not equaled or exceeded $1.00 for a minimum of ten consecutive business days. If the Company does not regain compliance with the Bid Price Requirement by the Compliance Date, the Company may be eligible for an additional 180 calendar day compliance period. To qualify, the Company would then be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the Bid Price Requirement, and would need to provide written notice of its intention to cure the deficiency during the additional 180 calendar day compliance period, which compliance could be achieved by effecting a reverse stock split, if necessary.

If the Company does not regain compliance with the Bid Price Requirement by the Compliance Date and it appears to the Staff that the Company will not be able to cure the deficiency, or is otherwise not eligible for an additional compliance period, the Staff will provide written notification to the Company that its common stock will be subject to delisting. At that time, the Company may appeal the Staff’s delisting determination to a Nasdaq Hearings Panel.

The Board of Directors believes that a reverse stock split will increase the price per share of the common stock and assist in meeting the Bid Price Requirement for maintaining Nasdaq listing.

Therefore, the Board recommends that the stockholders grant the Board of Directors discretion (if necessary to maintain a listing of the Company’s common stock on the Nasdaq Capital Market) to amend the Company’s Articles of Incorporation to implement a reverse stock split of the outstanding shares of common stock in a range from one-for-thirty (1:30) up to one-for- two hundred (1:200), or anywhere between in the discretion of the Board on or before March 15, 2026 (the “Reverse Stock Split”). The Board may only effect the Reverse Stock Split if it deems it to be reasonably necessary for maintaining listing on Nasdaq. The Board proposed a wide stock split ratio to give it flexibility in determining the most conservative stock split ratio possible that will still meet the Bid Price Requirement necessary to prevent delisting from the Nasdaq Capital Market.

Except for adjustments that may result from the treatment of fractional shares, which will be rounded up to the nearest whole number, each stockholder will beneficially hold the same percentage of common stock immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split. Also, proportionate adjustments will be made to the per-share exercise price and the number of shares covered by outstanding options and warrants to buy common stock, so that the total prices required to be paid to fully exercise each option and warrant before and after the Reverse Stock Split will be approximately equal.

The Board does not intend as part of the Reverse Stock Split to reduce the amount of the Company’s authorized shares of common stock. The Board has approved a proposal to increase the Company’s authorized shares of common stock to 500,000,000 shares (see Proposal No. 3, below). As of the Record Date, the Company has a total of 200,000,000 shares of common stock authorized and 174,050,687 shares issued, leaving 25,949,313 shares available for issuance, not including shares reserved for issuance upon exercise of warrants or options, or any other convertible securities. If Proposal No. 2 is approved, the number of unissued, available authorized shares of Common Stock will increase, as reflected in the following table as if the Reverse Stock Split were to occur on the Record Date:

Ratio	Authorized(1)	Issued pre- Reverse Stock Split(2)	Issued post- Reverse Stock Split(2)(3)	Post- Reverse Stock Split Shares Available for Issuance(2)
1:30	200,000,000	174,050,687	5,801,690	194,198,310
1:75	200,000,000	174,050,687	2,666,667	197,333,333
1:100	200,000,000	174,050,687	1,740,507	198,259,493
1:150	200,000,000	174,050,687	1,160,338	198,839,662
1:200	200,000,000	174,050,687	870,254	199,129,746

(1)	Proposal No. 3 proposed herein is an increase in the Company’s authorized common stock 500,000,000 shares. In the event Proposal No. 3 passes the Company’s authorized common stock would increase to 500,000,000 shares.
(2)	Does not reflect shares reserved for issuance upon exercise of warrants or options, or any other convertible security.
(3)	Approximate. For purposes of this illustration, fractional shares are rounded.

The increase in the number of shares of common stock available for issuance and any subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. The Board is not aware of any attempt to take control of the Company and has not presented this proposal with the intention that the Reverse Stock Split be used as a type of antitakeover device. Any additional common stock, when issued, would have the same rights and preferences as the shares of common stock presently outstanding.

It should be noted that the liquidity of the common stock may be adversely affected by the Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split. The Board anticipates, however, that the expected higher market price and continued exchange listing will mitigate, to some extent, the effects on the liquidity through the anticipated increase in marketability discussed above.

The Board understands that there is a risk that the market price for the common stock may not react proportionally to the Reverse Stock Split. For example, if the Company accomplishes a 1:100 Reverse Stock Split at a time when the market price is $0.05 per share, there can be no assurance that the resulting market price will thereafter remain at or above $5.00 per share.

The Board confirms that the contemplated Reverse Stock Split is not and will not be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Based upon the foregoing factors and understanding the risks, the Board has determined that granting the Board the discretion to implement a Reverse Stock Split is in the best interests of the Company and its stockholders.

Vote Required

The approval of Proposal Two requires a quorum of the Company’s stockholders. A quorum will be present at the meeting if the holders of a majority of the shares of stock, issued and outstanding and entitled to vote, are present in person or represented by proxy. To approve Proposal Two, holders of a majority of the votes cast on the matter must vote FOR the proposal. Only FOR and AGAINST votes will affect the outcome. Abstentions will have no effect on the voting of Proposal Two.

Proposal Two is a non-routine matter. Therefore, if your shares are held by your brokerage firm in street name and you do not timely provide voting instructions with respect to your shares, your brokerage firm cannot vote your shares on Proposal Two. Shares held in street name by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal Two will not be counted as votes FOR or AGAINST from any nominee. As a result, such “broker non-votes” will have no effect on the voting on Proposal Two.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” GRANTING THE BOARD OF DIRECTORS DISCRETION (IF NECESSARY TO MAINTAIN A LISTING OF THE COMPANY’S COMMON STOCK ON THE NASDAQ CAPITAL MARKET) TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO IMPLEMENT A REVERSE STOCK SPLIT OF THE OUTSTANDING SHARES OF COMMON STOCK IN A RANGE FROM ONE-FOR-THIRTY (1:30) UP TO ONE-FOR-TWO HUNDRED (1:200), OR ANYWHERE BETWEEN, AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS ON OR BEFORE MARCH 15, 2026.

PROPOSAL NO. 3:

APPROVAL OF AN AMENDMENT TO THE COMPANY’S

ARTICLES OF INCORPORATION TO INCREASE THE

AUTHORIZED COMMON STOCK

General

On November 25, 2025, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interest and directed that there be submitted to the holders of a majority of the Company’s voting stock for approval, the prospective amendment to the Third Article of the Company’s Articles of Incorporation to increase the authorized common stock from 200,000,000 shares, par value $0.001, to 500,000,000 shares, par value $0.001 (the “Increase in Authorized Stock”).

Reasons for the Increase in Authorized Amendment

Limited Authorized Capital

Currently, the Company is authorized to issue 200,000,000 shares of Common Stock. Of the 200,000,000 shares of Common Stock authorized, as of the Voting Record Date, there were 174,050,687 shares of Common Stock issued and outstanding. The Company has obligations to have sufficient authorized common stock to honor conversions of numerous convertible instruments if they elect to convert their notes, based on the current price of the Common Stock. Consequently, the Company does not have sufficient authorized common stock to permit the conversion of the convertible securities it currently has outstanding. Additionally, although the Company does not have any agreements or binding commitments, the Company anticipates it will need additional authorized common stock for future financing transactions, potential acquisitions, and/or for issuances of options or shares to employees and directors.

As a result of the above, and since our currently available authorized common stock is not sufficient to issue shares we would be obligated to issue as the result of outstanding convertible instruments, the Board of Directors does not believe the currently available number of unissued shares of Common Stock is an adequate number of shares to assure that there will be sufficient shares available for issuance in connection with possible future acquisitions, equity and equity-based financings, possible future awards under employee benefit plans, stock dividends, stock splits, and other corporate purposes. Therefore, the Board of Directors approved the increase in authorized shares of Common Stock as a means of providing the Company with the flexibility to act with respect to the issuance of either the Common Stock or securities exercisable for, or convertible into, Common Stock in circumstances which they believe will advance the interests of the Company and its stockholders without the delay of seeking an amendment to the Articles of Incorporation at that time.

The Board of Directors is considering, and will continue to consider, various financing options, including the issuance of Common Stock or securities convertible into Common Stock from time to time to raise additional capital necessary to support future growth of the Company. If the Increase in Authorized Stock is approved, the Board of Directors will have more flexibility to pursue opportunities to engage in possible future capital market transactions involving Common Stock or other securities convertible into Common Stock, including, without limitation, public offerings or private placements of such Common Stock or securities convertible into Common Stock.

In addition, the Company’s growth strategy may include the pursuit of selective acquisitions to execute its business plan. The Company could also use the additional Common Stock for potential strategic transactions, including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments.

Ability of the Board to Issue Stock; Certain Issuances Requiring Shareholder Approval

The additional shares of Common Stock authorized by the Increase in Authorized Stock may be issued for any proper purpose from time to time upon authorization by the Board of Directors, without further approval by the stockholders unless required by applicable law, rule or regulation, including, without limitation, rules of any trading market that the Company’s Common Stock may trade on at that time. Shares may be issued for such consideration as the Board of Directors may determine and as may be permitted by applicable law.

Interest of the Directors and Officers of the Company in the Increase in Authorized Amendment

The current officers and directors of the Company and the officers and directors of the Company when the Increase in Authorized Stock was approved by the Board of Directors do not have any substantial interest, direct or indirect, in the approval of the Increase in Authorized Stock, other than as stockholders of the Company, except for James Ballengee, the Company’s Chief Executive Officer and member of the Board, who has the right to acquire up to an additional shares of our common stock through the exercise of rights he has under certain convertible instruments, and due shares Common Stock as his annual salary.

Effects of the Increase in Authorized Amendment

The increase in authorized shares of Common Stock was not approved as a means of preventing or dissuading a change in control or takeover of the Company. However, use of these shares for such a purpose is possible. Authorized but unissued or unreserved shares of Common Stock, for example, could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of the Company or could be issued to purchasers who would support the Board of Directors in opposing a takeover proposal. In addition, the increase in authorized shares of Common Stock may have the effect of discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful. The Board of Directors and executive officers of the Company have no knowledge of any current effort to obtain control of the Company or to accumulate large amounts of Common Stock.

The holders of Common Stock are not entitled to preemptive rights with respect to the issuance of additional Common Stock or securities convertible into or exercisable for Common Stock. Accordingly, the issuance of additional shares of Common Stock or such other securities might dilute the ownership and voting rights of stockholders.

The holders of Common Stock will not realize any dilution in their percentage of ownership of our company or their voting rights as a result of the increase. However, issuances of significant numbers of additional shares of Common Stock in the future if the Increase in Authorized Stock is approved (i) will dilute stockholders’ percentage ownership of our company and (ii) if such shares are issued at prices below what current stockholders paid for their shares, may dilute the value of current stockholders’ shares.

The Increase in Authorized Stock does not change the terms of the Common Stock. The Common Stock for which authorization is sought will have the same voting rights and liquidation rights, the same rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized.

If approved, the Increase in Authorized Amendment, a copy of which is attached to this Proxy Statement as Exhibit A, will be filed with the Nevada Secretary of State shortly after approval.

Based upon the foregoing factors and understanding the risks, the Board has determined that the Increase in Authorized Stock is in the best interests of the Company and its stockholders.

Vote Required

The approval of Proposal Three requires a quorum of the Company’s stockholders. A quorum will be present at the meeting if the holders of a majority of the shares of stock, issued and outstanding and entitled to vote, are present in person or represented by proxy. To approve Proposal Three, holders of a majority of the votes cast on the matter must vote FOR the proposal. Only FOR and AGAINST votes will affect the outcome. Abstentions will have no effect on the voting of Proposal Three.

Proposal Three is a non-routine matter. Therefore, if your shares are held by your brokerage firm in street name and you do not timely provide voting instructions with respect to your shares, your brokerage firm cannot vote your shares on Proposal Three. Shares held in street name by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal Three will not be counted as votes FOR or AGAINST from any nominee. As a result, such “broker non-votes” will have no effect on the voting on Proposal Three.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” APPROVAL TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO IMPLEMENT THE INCREASE IN AUTHORIZED STOCK.

PROPOSAL NO. 4:

APPROVAL OF THE ADOPTION OF THE VIVAKOR, INC. 2025 EQUITY AND INCENTIVE PLAN

The Board has adopted and is seeking stockholder approval of Vivakor, Inc. 2025 Equity and Incentive Plan. This summary is not intended to be complete and is subject to, and qualified in its entirety by, reference to the Vivakor, Inc. 2025 Equity and Incentive Plan (the “Plan”), a copy of which is attached to this proxy statement as Exhibit B.

The Board has determined that it is advisable to provide equity-based incentive awards to the Company’s and its subsidiaries’ employees, directors and consultants, thereby continuing to align the interests of such individuals with those of the stockholders. Accordingly, on November 25, 2025, the Plan was approved by our Board, subject to shareholder approval. The Plan authorizes the issuance of up to 100,000,000 shares under the Plan.

Summary of Material Features of the Plan

The following is a summary of the material features of the Plan, which is qualified in its entirety by reference to the actual text of the Plan.

Eligibility. The Plan provides for the grant of equity awards to the officers, employees, directors, consultants and other key persons of the Company and our subsidiaries selected from time to time by our Compensation Committee of the Board. The Compensation Committee will determine in its sole and absolute discretion the specific individuals eligible to participate in the Plan. As of November 25, 2025, we had approximately 27 employees and four directors. The Company also employs consultants to supplement its operational activities.

Awards. Awards under the Plan may take the form of stock options, stock appreciation rights (“SARs”), restricted stock awards, unrestricted stock awards, restricted stock units (“RSUs”), and other share-based awards, or any combination of the foregoing (each, an “award” and collectively, “awards”).

Shares Available. Subject to the adjustment provisions discussed below under “Adjustments,” the total number of shares that may be issued under the Plan is 100,000,000.

Plan Administration. Our Compensation Committee of the Board will administer the Plan at the time we add additional independent directors. Until then the Board will administer the Plan. The Board and the Compensation Committee are referred to as the “Administrator.” The Administrator will be authorized to grant awards under the Plan, to interpret the provisions of the Plan and to prescribe, amend and rescind rules relating to the Plan or any award thereunder. It is anticipated that the Administrator (either generally or with respect to specific transactions) will be constituted so as to comply, as necessary or desirable, with the requirements of Section 162(m) of the Internal Revenue Code (the “Code”) and Rule 16b-3 promulgated under the Exchange Act.

Stock Options. The Plan permits the granting of “incentive stock options” meeting the requirements of Section 422 of the Code, and “nonqualified stock options” that do not meet such requirements. The term of each option is determined by the Compensation Committee and shall not exceed ten years after the date of grant. Options may also be subject to restrictions on exercise, such as exercise in periodic installments, as determined by the Administrator. In general, the per share exercise price for options must be at least equal to 100% of the fair market value of the underlying shares on the date of the grant, unless the option is intended to be compliant with the requirements of Section 409A of the Code. All 100,000,000 shares authorized for issuance under the Plan shall be available for issuance in respect of incentive stock options.

Stock Appreciation Rights. The Plan permits the granting of SARs. The Administrator will determine any vesting schedules and the terms and conditions of each grant. Upon the exercise of a SAR, the recipient is entitled to receive from the Company an amount in cash or shares with a fair market value equal to the appreciation in the value of the shares subject to the SAR over a specified reference price. The reference price per share of any SAR will not be less than 100% of the fair market value per share of Company Common Stock on the date of the grant of the SAR, unless the SAR is intended to be compliant with the requirements of Section 409A of the Code.

Restricted Stock Awards. The Administrator may award restricted stock under the Plan. Restricted stock gives a participant the right to receive stock subject to a risk of forfeiture based upon certain conditions. The forfeiture restrictions on the shares may be based upon performance standards, length of service and/or other criteria as the Compensation Committee may determine. Until all restrictions are satisfied, lapsed or waived, we will maintain custody over the restricted stock, but the participant will be able to vote the shares and will be entitled to all distributions paid with respect to the shares (but see below, under the heading “No Current Dividends on Unvested Awards” with respect to the treatment of dividends while the shares remain unvested). During the period in which shares are restricted, the restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered. Upon termination of employment, the participant will forfeit the restricted stock to the extent the applicable vesting requirements have not by then been met.

Unrestricted Stock Awards. The Administrator may award unrestricted stock under the Plan. Unrestricted stock may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

Restricted Stock Units. The Plan provides that the Administrator may grant restricted stock units (“RSUs”), which represent the right to receive shares following the satisfaction of specified conditions. The Administrator will determine any vesting schedules and the other terms of each grant of RSUs. A participant will not have the rights of a stockholder with respect to the shares subject to an RSU award prior to the actual issuance of those shares.

Performance Awards. The Plan provides that the Administrator may grant awards that are contingent upon the achievement of specified performance criteria (“Performance Awards”). Such awards may be payable in cash, shares or other property. The Administrator will determine the terms of Performance Awards, including the performance criteria, length of the applicable performance period, and the time and form of payment.

Other Share-Based Awards. The Plan provides that the Administrator may grant other awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares. All the terms of such other share-based awards will be determined by the Administrator.

No Payment of Dividends Until Awards Vest. Dividends or dividend equivalents payable with respect to Plan awards will be subject to the same vesting terms as the related award.

Adjustments. In the event of any corporate transaction or event such as a stock dividend, extraordinary dividend or other similar distribution (whether in the form of cash, shares, other securities, or other property), reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the Plan provides that the Administrator will make equitable adjustments to (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to any then outstanding awards under the Plan, (iii) the repurchase price, if any, per phare subject to each outstanding award, and (iv) the exercise price for each Share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable.

Transferability of Awards. Restricted Stock awards, Stock Options, SARs and, prior to exercise, the shares issuable upon exercise of such Stock Option shall not be transferred other than by will, or by the laws of descent and distribution. The Administrator, however, may allow for the assignment or transfer of an award (other than incentive stock options and restricted stock awards) to a participant’s spouse, children and/or trusts, partnerships, or limited liability companies established for the benefit of the participant’s spouse and/or children, subject in each case to certain conditions on assignment or transfer.

Termination and Amendment. The Board may, at any time, amend or discontinue the Plan and the Compensation Committee may, at any time, amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding award without the consent of the holder of the Award. The Compensation Committee may exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation of outstanding Stock Options and by granting such holders new awards in replacement of the cancelled Stock Options. To the extent determined by the Compensation Committee to be required either by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or otherwise, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. The Board has the right to amend the Plan and/or the terms of any outstanding Stock Options to the extent reasonably necessary to comply with the requirements of the exemption pursuant to Rule 12h-1 of the Exchange Act.

Treatment of Awards Upon a Sale Event. In the case of and subject to the consummation of a Sale Event (as the term is defined in the Plan), the Plan and all outstanding Stock Options and SARs issued thereunder shall become one hundred percent (100%) vested upon the effective time of any such Sale Event, all unvested Restricted Stock and unvested Restricted Stock Unit Awards issued thereunder shall become one hundred percent (100%) vested, with an equitable or proportionate adjustment as to the number and kind of shares subject to such awards as such parties shall agree, and such Restricted Stock shall be repurchased from the holder thereof at the then fair market value of such shares. In the event of the termination of the Plan, each holder of Stock Options shall be permitted, within a period of time prior to the consummation of the Sale Event as specified by the Administrator, to exercise all such Stock Options or SARs which are then exercisable or will become exercisable as of the effective time of the Sale Event.

Treatment of Termination of Service Relationship. Any portion of a Stock Option or SAR that is not vested and exercisable on the date of termination of an optionee’s service relationship, a grantee’s right in all Restricted Stock Units that have not vested upon the grantee’s cessation of service relationship with the Company and any subsidiary for any reason, shall immediately expire and be null and void, unless otherwise be provided by the Administrator. Once any portion of the Stock Option becomes vested and exercisable, the optionee’s right to exercise such portion of the Stock Option or SAR in the event of a termination of the optionee’s service relationship shall continue until the earliest of: (i) the date which is: (A) 12 months following the date on which the optionee’s Service Relationship terminates due to death or Disability (or such longer period of time as determined by the Committee and set forth in the applicable Award Agreement), or (B) three months following the date on which the optionee’s Service Relationship terminates if the termination is due to any reason other than death or Disability (or such longer period of time as determined by the Committee and set forth in the applicable Award Agreement), or (ii) the expiration date set forth in the award agreement; provided that notwithstanding the foregoing, an award agreement may provide that if the optionee’s service Relationship is terminated for cause, the Stock Option shall terminate immediately and be null and void upon the date of the optionee’s termination and shall not thereafter be exercisable.

Tax Withholding. The Company and its subsidiaries may deduct amounts from participants to satisfy withholding tax requirements arising in connection with Plan awards. The Company’s obligation to deliver stock certificates (or evidence of book entry) to any grantee is subject to and conditioned on any such tax withholding obligations being satisfied by the grantee.

New Plan Benefits

If the Plan is approved by stockholders, awards under the Plan will be determined by the Administrator in its discretion, and it is, therefore, not possible to predict the number, name or positions of persons who will benefit from the Plan or the terms of any such benefits. No grants have been made with respect to the additional shares of Common Stock to be reserved for issuance under the Incentive Plan, as amended. The number of shares of Common Stock that may be granted to executive officers and all employees, including non-executive officers and directors who are employees, and to independent directors is indeterminable at this time, as such grants are subject to the discretion of the Administrator. The Administrator determines and approves the equity-based option compensation for the CEO and all other officers of the Company.

Vote Required

The approval of Proposal Four requires a quorum of the Company’s stockholders. A quorum will be present at the meeting if the holders of a majority of the shares of stock, issued and outstanding and entitled to vote, are present in person or represented by proxy. To approve Proposal Four, holders of a majority of the votes cast on the matter must vote FOR the proposal. Only FOR and AGAINST votes will affect the outcome. Abstentions will have no effect on the voting of Proposal Four.

Proposal Four is a non-routine matter. Therefore, if your shares are held by your brokerage firm in street name and you do not timely provide voting instructions with respect to your shares, your brokerage firm cannot vote your shares on Proposal Four. Shares held in street name by banks, brokerage firms or other nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal Four will not be counted as votes FOR or AGAINST from any nominee. As a result, such “broker non-votes” will have no effect on the voting on Proposal Four.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADOPTION OF THE VIVAKOR, INC. 2025 EQUITY AND INCENTIVE PLAN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our voting shares beneficially owned as of November 26, 2025 by (i) each stockholder known to be the beneficial owner of 5% or more of the outstanding shares of the particular class of voting stock, (ii) each executive officer, (iii) each director, and (iv) all executive officers and directors as a group. A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options, warrants and/or other convertible securities. Unless otherwise indicated, voting and investment power relating to the shares shown in the tables for each beneficial owner is exercised solely by the beneficial owner.

For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons, any shares that such person or persons has the right to acquire within 60 days of November 26, 2025 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

The percentage of beneficial ownership of our common stock is based on an aggregate of 174,050,687 shares outstanding.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o Vivakor, Inc., 5220 Spring Valley Road, Suite 500, Dallas, Texas 75242.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned	Shares of Series A Preferred Stock Owned	Percentage of Series A Preferred Stock Owned	Total Voting Percentage Owned
James H. Ballengee, Chief Executive Officer and Director(1)	20,066,998	11.53%	74,731	77.3%	35.01%
Kimberly Hawley, Chief Financial Officer	25,000	0.01%	-0-	*	0.00%
Les Patterson, COO	240,577	0.14%	-0-	*	0.09%
John R. Harris, Director	466,986	0.27%	-0-	*	0.17%
Albert Johnson, Director	359,019	0.21%	-0-	*	0.13%
Michael Thompson, Director	170,904	0.10%	-0-	*	0.06%
All Officers and Directors as a group (6 persons)	21,329,494	12.2%	74,731	77.3%	35.46%

5% Beneficial Stockholders			-0-	*
None.

(1)	James H. Ballengee’s address is 5151 Beltline Road, Suite 715 Dallas, Texas 75234. Includes shares held in the name of Jorgan Development, LLC, JBAH Holdings, LLC, and Ballengee Holdings, LLC. Mr. Ballengee is sole manager and has sole voting and investment power over both Jorgan Development, LLC, JBAH Holdings, LLC, and Ballengee Holdings, LLC.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of each transaction from January 1, 2024 to December 31, 2024, and any material, publicly disclosed transaction through the date of this filing and each currently proposed transaction in which:

●	we have been or are to be a participant;

●	the amount involved exceeded the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years; and

●	any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Our current policy with regard to related party transactions is for the Board as a whole to approve any material transactions involving our directors, executive officers or holders of more than 5% of our outstanding capital stock.

On October 1, 2024, we acquired all of the issued and outstanding limited liability company membership interests in Endeavor Crude, LLC, a Texas limited liability company, Equipment Transport, LLC, a Pennsylvania limited liability company, Meridian Equipment Leasing, LLC, a Texas limited liability company, and Silver Fuels Processing, LLC, a Texas limited liability company (collectively with their subsidiaries, the “Endeavor Entities”), making those entities wholly-owned subsidiaries. The final purchase price is $116.3 million (the “Purchase Price”), after post-closing adjustments, including assumed debt and a performance adjustment, payable in a combination of our common stock, $0.001 par value per share (“Common Stock”) and shares of our Series A Convertible Preferred Stock $0.001 par value per share (“Preferred Stock”). The Preferred Stock has the payment of a cumulative six percent (6%) annual dividend per share payable quarterly in arrears in shares of Common Stock (so long as such issuances of Common Stock would not result in the Sellers beneficially owning great than 49.99% of the issued and outstanding Common Stock), and the Company having the right to convert the Preferred Stock at any time using the stated value of $1,000 per share of Preferred Stock and the conversion price of one dollar ($1) per share of Common Stock. The sellers are beneficially owned by James Ballengee, our Chairman, President, Chief Executive Officer and principal shareholder. To date we have issued the sellers 6,724,291 shares of our common stock and 107,789 shares of our Preferred Stock.

Also on October 1, 2024, in connection with the closing of the Endeavor Entities acquisition, the Company, its subsidiaries and affiliates, including the newly-acquired Endeavor Entities, executed and entered into that certain Agreement, Assignment, and Plan of Organization dated October 1, 2024 (the “Plan”). Pursuant to the Plan, Vivakor will continue to directly or indirectly own the same outstanding equity interests in its subsidiaries and affiliates through which we will operate our business. Vivakor became be the sole member of Vivakor Operating, LLC (“OpCo”) and Vivakor Administration, LLC (“AdminCo”), which are be responsible for all operational, management, and administrative decisions relating to OpCo’s business and will consolidate financial results of OpCo, AdminCo, and their subsidiaries. OpCo owns all of the outstanding equity interests in our operational businesses and operates its assets through various subsidiaries as identified herein.

As a result of our acquisition of the Endeavor Entities (as defined herein) we previously provided trucking services for the reuse and/or disposal of produced water, which is a byproduct of oil well drilling. However, on July 30, 2025, we consummated the Water Trucking Sale, pursuant to the Water Trucking Sale Agreement, in exchange for $11,058,235 USD paid in 11,058 shares of Preferred Stock, which shares will no longer be considered outstanding or be entitled to the relevant annual dividend. The Buyer of such entities is controlled by James Ballengee, our Chairman, President, and Chief Executive Officer. The sale is subject to a one-time post-closing purchase price adjustment based on the sold subsidiaries’ financial results as reflected on Vivakor’s Form 10-Q Quarterly Report for the period ended June 30, 2025, which will be settled in Preferred Stock. Prior to consummating the Water Trucking Sale, we transferred certain assets and liabilities between affiliates to comply with pre-existing debt covenants, facilitate crude oil trucking operations, and minimize potential operational disruption to our crude oil-focused businesses. In connection with the Water Trucking Sale, and among other agreements as further set forth in the Water Trucking Sale Agreement, (i) affiliates of Vivakor, and certain Ballengee Family Office Affiliates amended and restated that certain Transition Services Agreement dated October 1, 2024, to account for new and additional services to be provided by various parties thereto, (ii) the parties amended and restated that certain Secured Promissory Note dated August 15, 2022, by and between Vivakor, as Borrower, and Jorgan Development, LLC, as Lender, reducing the payments to Lender thereunder from ninety-nine percent (99%) of Monthly Free Cash Flow, as defined therein, to fifty percent (50%) of Monthly Free Cash Flow, and (iii) Mr. Ballengee and certain Ballengee Family Office Affiliates voluntarily suspended the right to receive dividends and distributions upon Preferred Stock held by them for the period from August 1, 2025 to January 1, 2026.

Our Colorado City, Texas facility is underpinned by that certain Oil Storage Agreement dated January 1, 2021, by and between White Claw Colorado City, LLC, as Operator, and Jorgan, as successor-in-interest to White Claw Crude, LLC, as Shipper (the “WCCC Take-or-Pay”). Jorgan is controlled by James Ballengee, our Chairman, President, and Chief Executive Officer. Under the WCCC Take-or-Pay, Jorgan must store or pay for the storage of a minimum of 120,000 barrels of crude oil per month at the facility. The agreement terminates on December 31, 2031. We earned tank storage revenue of approximately $1,800,000 for the years ended December 31, 2024 and 2023, respectively, relating to the WCCC Take-or-Pay.

In addition, our Delhi, Louisiana facility is underpinned by two key customer contracts. Pursuant to that certain Crude Petroleum Supply Agreement dated January 1, 2021, by and between Silver Fuels Delhi, LLC, as SFD, and Jorgan, as successor-in-interest to White Claw Crude, LLC, as White Claw, as amended (the “SFD Take-or-Pay”), the Shipper thereunder must deliver a minimum of 1,000 barrels of crude oil per day, at a minimum resale margin of five dollars ($5) per barrel to the Shipper. Margins in excess of five dollars ($5) per barrel earned by SFD are remitted to White Claw as a profit-sharing payment in the amount equal to ten percent (10%) of the excess price over $5.00 per barrel, which amount will be multiplied by the number of barrels associated with the sale. The SFD Take-or-Pay terminates on December 31, 2031. For years ended December 31, 2024 and 2023, we have made crude oil purchases from White Claw of $41,777,857 and $36,740,922, respectively. In addition, SFD entered into a sales agreement on April 1, 2022 with WC Crude to sell a natural gas liquid (NGL) product to WC Crude. SFD sells the NGL stream at a profit to WC Crude. We produced and sold natural gas liquids to WC Crude in the amount of $10,790,417 and $11,268,005 for the years ended December 31, 2024 and 2023, respectively. Furthermore, pursuant to that certain Crude Oil Purchase Contract dated October 1, 2018, by and between Denbury Onshore, LLC, as Buyer, and Silver Fuels Delhi, LLC, as successor-in-interest to Silver Fuels, LLC, as Seller, as amended (the “Denbury Take-or-Pay”), the Buyer thereunder is required to purchase a minimum of 60,000 net barrels of crude oil per month from Seller at prices tied to floating indices plus various fixed and floating differentials.

On May 14, 2024, we issued a promissory note, to James Ballengee, in the principal amount of up to $1,500,000, for which loan advances will be made to the Company as requested. The Company will use the proceeds of the promissory note for general working capital purposes and to repay certain indebtedness. The intent of the promissory note is to be short term in nature and be repaid in 30 days. Any amounts that are not repaid in 30 days will bear interest thereafter at a rate of 11% per annum. Each advance matures after six months from the date the Company receives the funds. On May 23, 2024, we issued a promissory note to Ballengee Holdings, LLC, of which our Chief Executive Officer is the beneficial owner, which replaced and rescinded the above referenced note with James Ballengee effective back to May 14, 2024, under the same terms such that all obligations under the notes are the responsibility of Ballengee Holdings, LLC and the prior note with James Ballengee is no longer enforceable. As of December 31, 2024, the principal balance and accrued interest of this note was $1,164,150 and $43,880.

On June 13, 2024, we entered into a new Employment Agreement with Mr. Tyler Nelson with respect to our appointment of Mr. Nelson as Chief Financial Officer. Pursuant to the New Employment Agreement, Mr. Nelson will receive: (i) $450,000 annually (the “Base Salary”); (ii) an annual cash incentive bonus of a minimum of 50% of the Base Salary (a portion of which may be payable in the form of restricted common stock of the Company) and a maximum of 120% of the Base Salary; and (iii) an annual equity incentive bonus of a minimum of 25% of the Base Salary and a maximum of 120% of the Base Salary in shares of restricted stock. Mr. Nelson will also be eligible for a cash transaction bonus (the “Transaction Bonus”) for Qualified Transactions, as defined in the New Employment Agreement, of 0.5% of the enterprise value of the assets, equity or business sold or acquired or the listing value of the equity or debt being listed on a national exchange. For each of the closing of the Merger Agreement and Endeavor MIPA, Mr. Nelson will receive a bonus of $200,000, with $100,000 for each such bonus to be paid in cash and the remaining $100,000 for each such bonus to be paid in shares of our common stock, valued on the date of close of the Merger Agreement and the Endeavor MIPA, respectively. The foregoing bonuses are in lieu of a Transaction Bonus for either the Merger Agreement or the Endeavor MIPA. The new Employment Agreement is for an initial term of two years and will auto-renew for subsequent one-year terms if not terminated by either party at the end of a term, which requires 90 days prior notice. The new Employment Agreement may also be terminated under standard cause and without cause termination and resignation provisions.

At the time of entering into the new Employment Agreement, we owed Mr. Nelson $1,167,750 in accrued salary and bonuses, plus interest (together, the “Accrued Compensation”), for serving as our Chief Financial Officer under the Original Agreement. Pursuant to the Settlement Agreement, we agreed with Mr. Nelson on the Accrued Compensation would be paid to Mr. Nelson under of a straight promissory note in the principal amount of the Accrued Compensation (the “Note”). Under the terms of the Note, the amounts due under the Note will accrue interest at 8% per annum, and will be paid to Mr. Nelson by paying him 5% of any money received by us from closed future financings or acquisition/merger/sale transactions until the Note has been paid in full. In the event the Note has not been paid in full by June 30, 2025, the Note will mature and any amounts due thereunder will be due and payable in full in such date.

Under the terms of the Settlement Agreement we issued Mr. Nelson a stock option agreement (the “Option Agreement”) setting forth the stock options Mr. Nelson were issued on June 9, 2022 (the “Grant Date”). Pursuant to the Option Agreement, as of the Grant Date, Mr. Nelson was granted 917,825 stock options (the “Options”) at an exercise price per share of $1.80. The Options shall vest as follows: (i) 360,145 shares on the Grant Date, (ii) 219,312 shares three (3) months after the Grant Date, (iii) 48,338 shares for each of the following six (6) quarters, and (iv) 48,340 shares following the eighth (8th) quarter after the Grant Date. The Options were fully vested as of June 9, 2024.

Under our Employment Agreement with Tyler Nelson, our Chief Financial Officer, he is due bonuses at various times and/or upon certain events happening, namely an annual cash incentive bonus for December 31, 2024 of $225,000, an annual equity incentive bonus of $112,500, and a bonus for the close of the acquisition of the Endeavor Entities of $100,000, totaling $437,500 (the “Nelson Bonuses”). The Nelson Bonuses are due to Mr. Nelson in shares of common stock, which total 462,462 shares of common stock (prior to tax withholdings) based on the calculations in the Nelson Employment Agreement. In payment of the Nelson Bonuses, on February 26, 2025, we issued Mr. Nelson 105,213 shares of our common stock after tax withholdings. The shares were issued as unrestricted shares under our Equity Incentive Plan registered under a Registration Statement on Form S-8. Mr. Nelson resigned as our Chief Financial Officer in July 2025.

In connection with the Closing of the Endeavor Entities on October 1, 2024, we entered into an executive employment agreement with Russ Shelton (the “Shelton Agreement”) with respect to our appointment of Mr. Shelton as Executive Vice President and Chief Operating Officer. Pursuant to the Shelton Agreement, Mr. Shelton will receive (i) base salary compensation of $337,000 USD annually (the “Base Compensation”); (ii) an annual cash and equity incentive compensation of up to $808,000 based upon certain performance criteria as more particularly described therein. As an inducement to enter into the Shelton Agreement, Mr. Shelton shall receive a one-time signing grant of our common stock equivalent in value to $150,000, which are priced per share based on the volume-weighted average price for the preceding five (5) trading days prior to the day of such grant, subject to an eighteen (18) month lockup period, which shall be granted promptly after the Effective Date, as defined therein. Pursuant to the Shelton Agreement, Mr. Shelton’s employment is at-will under Texas law, except as modified therein. Mr. Shelton’s employment with Vivakor Administration, LLC, a subsidiary of ours, began on October 1, 2024. Mr. Shelton resigned as our Chief Operating Officer in August 2025.

In connection with the Shelton Agreement, Mr. Shelton and Ballengee Holdings, LLC, an affiliate of James H. Ballengee, our Chairman, President, and CEO, have entered into a side letter agreement (the “Shelton Side Letter”) promising Mr. Shelton (i) certain additional Base Compensation equal to the difference between Mr. Shelton’s current salary and $375,000 by January 1, 2025, should we not increase Mr. Shelton’s Base Compensation, as defined in the Shelton Agreement, to such level, and (ii) a one-time special cash bonus of $100,000.00 USD upon completion of an equity capital raise, as more particularly set forth therein.

On June 26, 2024, we entered into that certain Executive Employment Agreement with Patrick M. Knapp to join the company as our Executive Vice President, General Counsel, & Secretary (the “Knapp Agreement”).

The Knapp Agreement provides for an annual base salary of $350,000, payable in equal installments every two weeks. In addition, the Knapp Agreement provides for annual incentive cash and equity compensation of up to $840,000 based on certain performance goals as further set forth therein. As an inducement to enter into the Knapp Agreement, Mr. Knapp shall receive a one-time signing grant of our common stock equivalent in value to $250,000, which are priced per share based on the volume-weighted average price for the preceding five (5) trading days prior to the day of such grant (calculated to be 140,190 shares based on the effective date of the Knapp Agreement), subject to an eighteen (18) month lockup period and a conditional clawback obligation concurrent therewith, which shall be granted within thirty (30) days after the Start Date, as defined therein. Pursuant to the Knapp Agreement, Mr. Knapp’s employment is at-will under Texas law, except as modified therein. Mr. Knapp’s employment began on June 26, 2024.On June 13, 2024, we owed our Chief Financial Officer $1,167,750 in accrued salary and bonuses, plus interest (together, the “Accrued Compensation”), for serving as the Company’s Chief Financial Officer, and executed a Settlement Agreement where the Accrued Compensation would be paid under the terms of a straight promissory note in the principal amount of the Accrued Compensation. Under the terms of the note, the amounts due will accrue interest at 8% per annum and will be paid by paying 5% of any money received by the Company from closed future financings or acquisition/merger/sale transactions until the note has been paid in full. In the event the note has not been paid in full by June 30, 2025, the note will mature and any amounts due thereunder will be due and payable in full on such date. As of December 31, 2024 the balance of principal and accrued interest was $1,020,872 and $48,121.

On July 5, 2024, the Company received a loan from Ballengee Holdings, LLC, in the principal amount of $500,000, and in connection therewith, we agreed to issue 21,552 ($50,000) restricted shares of the Company’s common stock, which is currently accrued in related party accounts payable in stock until the shares are issued. The loan bears interest at the rate of 10% per annum. The loan originally matured on December 31, 2024 and was amended on July 19, 2024 to mature on September 30, 2025. The note allows the holder to convert the outstanding principal and interest due under the note into shares of our common stock at price equal to 90% of the average closing price of our common stock for the previous five (5) trading days prior to the conversion date, with a floor conversion price of $1.00 per share. The lender may not convert amounts owed under the note if such conversion would cause him to own more than 4.99% of our common stock after giving effect to the issuance, which limitation may be raised to 9.99% upon from the lender. As of December 31, 2024 the balance of principal and accrued interest was $500,000 and $24,456.

On May 20, 2025, we issued an aggregate of 1,764,964 shares of our restricted common stock for three months of dividends to the holders of our Series A Preferred Stock. Of those shares, 1,384,311 were issued to Jorgan Development, LLC and 13,983 were issued to JBAH Holdings, LLC, both of which are controlled by James Ballengee, our Chief Executive Officer.

On July 24, 2025, Vivakor Administration, LLC (the “Company”) entered into an executive employment agreement with Kimberly Hawley (the “Employment Agreement”) with respect to the her appointment as Executive Vice President, Chief Financial Officer, and Treasurer of the Company and Vivakor, Inc. (“Vivakor”). Pursuant to the Employment Agreement, Ms. Hawley will receive annual compensation of $350,000. Additionally, Ms. Hawley shall be eligible for performance bonus compensation as further set forth therein. The Employment Agreement may be terminated by either party for any or no reason, by providing five business days’ notice of termination, but a termination without cause will trigger certain severance provisions, including a lump sum payment equal to one (1) calendar year’s pay.

Policy on Future Related-Party Transactions

All future transactions between us and our officers, directors, principal stockholders and their affiliates will be approved by the audit committee, or a similar committee consisting of entirely independent directors, according to the terms of our Code of Business Conduct and Ethics and our Related-Party Transaction Policies and Procedures.

OTHER MATTERS

The Board knows of no other business which will be presented at the Special Meeting. If any other business is properly brought before the Special Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities.

If you do not plan to attend the Special Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Special Meeting, at your request, we will cancel your previously submitted proxy.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and other Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a proxy statement or other Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the notice and, if applicable, other proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a stockholder at a shared address to which a single copy of the proxy materials was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of our proxy materials either now or in the future, please contact us at 5220 Spring Valley Road, Suite 500, Dallas, TX 75254 Attn: Corporate Secretary. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of our proxy materials either now or in the future, please contact your brokerage firm or bank.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ James Ballengee
James Ballengee
Chairman of the Board of Directors

Date: November 26, 2025

Exhibit A

ATTACHMENT TO

CERTIFICATE OF AMENDMENT TO

ARTICLES OF INCORPORATION

OF

VIVAKOR, INC.

ARTICLE III

A. Classes of Stock. The Corporation is authorized to issue two classes of shares of stock to be designated as “Common Stock” and “Preferred Stock”. The total number of shares of Common Stock which this Corporation is authorized to issue is 500,000,000, par value $0.001. The total number of shares of Preferred Stock which this Corporation is authorized to issue is 15,000,000 shares, par value $0.001, and the Company has withdrawn the preferred stock designations for the previously designated Series A Preferred Stock (66,667 authorized shares), Series B Preferred Stock (3,266,667 authorized shares), Series B-1 Preferred Stock (1,666,667 authorized shares), Series C Preferred Stock (3,333,334 authorized shares), and Series C-1 Preferred Stock (1,666,667 authorized shares), which shares have been returned to the Corporation’s authorized Preferred Stock.

B. Rights, Preferences, Privileges and Restrictions of Preferred Stock. The Preferred Stock authorized by these Amended and Restated Articles of Incorporation may be issued from time to time in one or more series. The Corporation’s Board of Directors (the “Board of Directors”) hereby is authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed on each additional series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them. Subject to compliance with applicable protective voting rights that have been or may be granted to the Preferred Stock or any series thereof in Certificates of Designation or in these Articles of Incorporation (“Protective Provisions”), but notwithstanding any of the other rights of the Preferred Stock or any series thereof, the rights, preferences, privileges and restrictions of any such additional series of Preferred Stock may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote or written consent) or senior to any of those of any present or future class or series of Preferred Stock or Common Stock. Subject to compliance with applicable Protective Provisions (if any), the Board of Directors also is authorized to increase or decrease the number of shares of any series of Preferred Stock (other than the Series A Preferred Stock), before or after the issuance of such series, but not below the number of shares of such series then outstanding. In case the number of shares of any series is so decreased, the shares constituting such decrease shall resume the status that they had before the adoption of the resolution originally fixing the number of shares of such series.

C. Common Stock.

1. Dividend Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

2. Liquidation Rights. Upon the liquidation, dissolution or winding up of the Corporation, the assets of the Corporation shall be distributed to the Corporation’s shareholders as set forth in these Articles of Incorporation.

3. Redemption. The Common Stock is not redeemable.

4. Voting Rights. The holder of each share of Common Stock shall have the right to one (1) vote for each such share, shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation and shall be entitled to vote upon such matters and in such manner as may be provided by law.

Exhibit B

VIVAKOR, INC.

2025 EQUITY AND INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN: DEFINITIONS

The name of the plan is the VIVAKOR, INC. 2025 EQUITY AND INCENTIVE PLAN (the “Plan”). The purpose of the Plan is to encourage, retain and enable the officers, employees, directors, Consultants and other key persons of VIVAKOR, INC., a Nevada corporation (including any successor entity, the “Company”) and its Subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company.

The following terms shall be defined as set forth below:

“Affiliate” of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights (“SAR”), Restricted Stock Awards (including preferred stock), Unrestricted Stock Awards, Restricted Stock Units, Performance Awards or any combination of the foregoing.

“Award Agreement” means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement may contain terms and conditions in addition to those set forth in the Plan; provided, however, in the event of any conflict in the terms of the Plan and the Award Agreement, the terms of the Plan shall govern.

“Board” means the Board of Directors of the Company.

“Cause” shall have the meaning as set forth in the Award Agreement(s). In the case that any Award Agreement does not contain a definition of “Cause,” it shall mean (i) the grantee’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers vendors or other third parties with which such entity does business; (ii) the grantee’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the grantee’s failure to perform his assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the grantee by the Company; (iv) the grantee’s gross negligence, willful misconduct or insubordination with respect to the Company or any Affiliate of the Company; or (v) the grantee’s material violation of any provision of any agreement(s) between the grantee and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions.

“Chief Executive Officer” means the Chief Executive Officer of the Company or, if there is no Chief Executive Officer, then the President of the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Committee of the Board referred to in Section 2.

“Consultant” means any entity or natural person that provides bona fide services to the Company (including a Subsidiary), and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Disability” means such condition which renders a Person (A) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expect to last for a continuous period of not less than 12 months, (B) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Company, (C) determined to be totally disabled by the Social Security Administration, or (D) determined to be disabled under a disability insurance program which provides for a definition of disability that meets the requirements of this section.

“Effective Date” means the date on which the Plan is adopted as set forth in this Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Committee based on the reasonable application of a reasonable valuation method that is consistent with Section 409A of the Code. If the Stock is admitted to trade on a national securities exchange, the determination shall be made by reference to the closing price reported on such exchange. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price. If the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent).

“Good Reason” shall have the meaning as set forth in the Award Agreement(s). In the case that any Award Agreement does not contain a definition of “Good Reason,” it shall mean (i) a material diminution in the grantee’s base salary except for across-the-board salary reductions similarly affecting all or substantially all similarly situated employees of the Company or (ii) a change of more than 100 miles in the geographic location at which the grantee provides services to the Company, so long as the grantee provides at least 90 days’ notice to the Company following the initial occurrence of any such event and the Company fails to cure such event within 30 days thereafter.

“Grant Date” means the date that the Committee designates in its approval of an Award in accordance with applicable law as the date on which the Award is granted, which date may not precede the date of such Committee approval.

“Holder” means, with respect to an Award or any Shares, the Person holding such Award or Shares, including the initial recipient of the Award or any Permitted Transferee.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Permitted Transferees” shall mean any of the following to whom a Holder may transfer Shares hereunder (as set forth in Section 10(a)(ii)(A)): the Holder’s child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons control the management of assets, and any other entity in which these persons own more than fifty percent of the voting interests; provided, however, that any such trust does not require or permit distribution of any Shares during the term of the Award Agreement unless subject to its terms. Upon the death of the Holder, the term Permitted Transferees shall also include such deceased Holder’s estate, executors, administrators, personal representatives, heirs, legatees and distributees, as the case may be.

2

“Person” shall mean any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.

“Restricted Stock Award” means Awards granted pursuant to Section 7 and “Restricted Stock” means Shares issued pursuant to such Awards.

“Restricted Stock Unit” means an Award of phantom stock units to a grantee, which may be settled in cash or Shares as determined by the Committee, pursuant to Section 9.

“Sale Event” means the consummation of i) a change in the ownership of the Company, ii) a change in effective control of the Company, or iii) a change in the ownership of a substantial portion of the assets of the Company. The occurrence of a Sale Event shall be acknowledged by the plan administrator or board of directors, by strictly applying these provisions without any discretion to deviate from the objective application of the definitions provided herein.; provided, however, that any capital raising event, or a merger effected solely to change the Company’s domicile shall not constitute a “Sale Event.”

Except as otherwise provided herein, a change in the ownership of the Company occurs on the date that any one person, or more than one person acting as a group acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of the Company. However, if any one person, or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the stock of the Company the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the Company (or to cause a change in the effective control of the Company). An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the corporation acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this section. This section applies only when there is a transfer of stock of the Company (or issuance of stock) which remains outstanding after the transaction.

A change in the effective control of the Company occurs only on either of the following dates: (1) The date any one person, or more than one person acting as a group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30 percent or more of the total voting power of the stock of the Company; (2) The date a majority of members of the Company’s board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s board of directors before the date of the appointment or election.

A change in the ownership of a substantial portion of the Company’s assets occurs on the date that any one person, or more than one person acting as a group acquires (or has acquired during the 12- month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Service Relationship” means any relationship as a full-time employee, part-time employee, director or other key person (including Consultants) of the Company or any Subsidiary or any successor entity (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).

“Shares” means shares of Stock.

3

“Stock” means the Common Stock, par value $0.001 per share, of the Company.

“Stock Appreciation Right” or “SAR” means any right to receive from the Company upon exercise by an optionee or settlement, in cash, Shares, or a combination thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise or settlement over (ii) the exercise price of the right on the date of grant, or if granted in connection with an Option, on the date of grant of the Option.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has more than a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent of the Company or any Subsidiary.

“Termination Event” means the termination of the Award recipient’s Service Relationship with the Company and its Subsidiaries for any reason whatsoever, regardless of the circumstances thereof, and including, without limitation, upon death, disability, retirement, discharge or resignation for any reason, whether voluntarily or involuntarily. The following shall not constitute a Termination Event: (i) a transfer to the service of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another Subsidiary or (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Committee, if the individual’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

“Unrestricted Stock Award” means any Award granted pursuant to Section 8 and “Unrestricted Stock” means Shares issued pursuant to such Awards.

SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a) Administration of Plan. The Plan shall be administered by the Compensation Committee of the Board, comprised of not less than three directors or the Board of Directors in the absence of a Compensation Committee of the Board. All references herein to the “Committee” shall be deemed to refer to the group then responsible for administration of the Plan at the relevant time (i.e., either the Board of Directors or a committee or committees of the Board, as applicable).

(b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the amount, if any, of Incentive Stock Options, Non-Qualified Stock Options, SARs, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units, or any combination of the foregoing, granted to any one or more grantees;

(iii) to determine the number and types of Shares to be covered by any Award and, subject to the provisions of the Plan, the price, exercise price, conversion ratio or other price relating thereto;

(iv) to determine and, subject to Section 13, to modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of Award Agreements;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi) to impose any limitations on Awards, including limitations on transfers, repurchase provisions and the like, and to exercise repurchase rights or obligations;

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(vii) subject to Section 5(a)(ii) and any restrictions imposed by Section 409A, to extend at any time the period in which Stock Options may be exercised; and

(viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including Award Agreements); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and all Holders.

(c) Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award.

(d) Indemnification. Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s governing documents, including its certificate of incorporation or bylaws, or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(e) Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and any Subsidiary operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries, if any, shall be covered by the Plan; (ii) determine which individuals, if any, outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitation contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS AND OTHER TRANSACTIONS; SUBSTITUTION

(a) Stock Issuable. The maximum number of Shares reserved and available for issuance under the Plan shall be 100,000,000 Shares (the “Share Reserve”), subject to adjustment as provided in Section 3(b) and the following sentence regarding the annual increase. In addition, the Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2026, and ending on (and including) January 1, 2035, in an amount equal to 3,000,000 shares. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Stock than would otherwise occur pursuant to the preceding sentence. If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), the Shares subject to such Stock Award, to the extent of any such expiration, termination or settlement, will again be available for issuance under the Plan. If any shares of Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan. For purposes of this limitation, the Shares underlying any Awards that are forfeited, canceled, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the Shares available for issuance under the Plan. Subject to such overall limitations, Shares may be issued up to such maximum number pursuant to any type or types of Award, and no more than 5,000,000 Shares may be issued pursuant to Incentive Stock Options. The value of any Shares granted to a non-employee director of the Company, solely for services as a director, when added to any annual cash payments or awards, shall not exceed an aggregate value of four hundred thousand dollars ($400,000) in any calendar year.

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(b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional Shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such Shares or other securities, in each case, without the receipt of consideration by the Company, or, if, as a result of any merger or consolidation, or sale of all or substantially all of the assets of the Company, the outstanding Shares are converted into or exchanged for other securities of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate and proportionate adjustment in (i) the maximum number of Shares reserved for issuance under the Plan, (ii) the number and kind of Shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per Share subject to each outstanding Award, and (iv) the exercise price for each Share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The Committee shall in any event make such adjustments as may be required by the laws of Nevada and the rules and regulations promulgated thereunder. The adjustment by the Committee shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

(c) Sale Events.

(i) Options.

(A) In the case of and subject to the consummation of a Sale Event, the Plan and all outstanding Options and SARs issued hereunder shall become one hundred percent (100%) vested upon the effective time of any such Sale Event. New stock options or other awards of the successor entity or parent thereof shall be substituted therefor, with an equitable or proportionate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).

(B) In the event of the termination of the Plan and all outstanding Options and SARs issued hereunder pursuant to Section 3(c), each Holder of Options shall be permitted, within a period of time prior to the consummation of the Sale Event as specified by the Committee, to exercise all such Options or SARs which are then exercisable or will become exercisable as of the effective time of the Sale Event; provided, however, that the exercise of Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

(C) Notwithstanding anything to the contrary in Section 3(c)(i)(A), in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the Holders of Options, without any consent of the Holders, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Committee of the consideration payable per share of Stock pursuant to the Sale Event (the “Sale Price”) times the number of Shares subject to outstanding Options being cancelled (to the extent then vested and exercisable, including by reason of acceleration in connection with such Sale Event, at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding vested and exercisable Options.

(ii) Restricted Stock and Restricted Stock Unit Awards.

(A) In the case of and subject to the consummation of a Sale Event, all unvested Restricted Stock and unvested Restricted Stock Unit Awards issued hereunder shall become one hundred percent (100%) vested, with an equitable or proportionate adjustment as to the number and kind of shares subject to such awards as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).

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(B) Such Restricted Stock shall be repurchased from the Holder thereof at the then Fair Market Value of such shares, (subject to adjustment as provided in Section 3(b)) for such Shares.

(C) Notwithstanding anything to the contrary in Section 3(c)(ii)(A), in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the Holders of Restricted Stock or Restricted Stock Unit Awards, without consent of the Holders, in exchange for the cancellation thereof, in an amount equal to the Sale Price times the number of Shares subject to such Awards, to be paid at the time of such Sale Event or upon the later vesting of such Awards.

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, directors, Consultants and key persons of the Company and any Subsidiary who are selected from time to time by the Committee in its sole discretion; provided, however, that Awards shall be granted only to those individuals described in Rule 701(c) of the Securities Act.

SECTION 5. STOCK OPTIONS

Upon the grant of a Stock Option, the Company and the grantee shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

(a) Terms of Stock Options. The Committee in its discretion may grant Stock Options to those individuals who meet the eligibility requirements of Section 4. Stock Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

(i) Exercise Price. The exercise price per share for the Shares covered by a Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100 percent of the Fair Market Value on the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price per share for the Shares covered by such Incentive Stock Option shall not be less than 110 percent of the Fair Market Value on the Grant Date.

(ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years from the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the Grant Date.

(iii) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable and/or vested at such time or times, whether or not in installments, as shall be determined by the Committee at or after the Grant Date. The Award Agreement may permit a grantee to exercise all or a portion of a Stock Option immediately at grant; provided that the Shares issued upon such exercise shall be subject to restrictions and a vesting schedule identical to the vesting schedule of the related Stock Option, such Shares shall be deemed to be Restricted Stock for purposes of the Plan, and the optionee may be required to enter into an additional or new Award Agreement as a condition to exercise of such Stock Option. An optionee shall have the rights of a stockholder only as to Shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options. An optionee shall not be deemed to have acquired any Shares unless and until a Stock Option shall have been exercised pursuant to the terms of the Award Agreement and this Plan and the optionee’s name has been entered on the books of the Company as a stockholder.

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(iv) Method of Exercise. Stock Options may be exercised by an optionee in whole or in part, by the optionee giving written or electronic notice of exercise to the Company, specifying the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the following methods (or any combination thereof) to the extent provided in the Award Agreement:

(A) In cash, by certified or bank check, by wire transfer of immediately available funds, or other instrument acceptable to the Committee;

(B) If permitted by the Committee, by the optionee delivering to the Company a promissory note, if the Board has expressly authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his or her Stock Option; provided, that at least so much of the exercise price as represents the par value of the Stock shall be paid in cash if required by state law;

(C) If permitted by the Committee, through the delivery (or attestation to the ownership) of Shares that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan. To the extent required to avoid variable accounting treatment under applicable accounting rules, such surrendered Shares if originally purchased from the Company shall have been owned by the optionee for at least six months. Such surrendered Shares shall be valued at Fair Market Value on the exercise date;

(D) If permitted by the Committee and by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or

(E) If permitted by the Committee, and only with respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. No certificates for Shares so purchased will be issued to the optionee or, with respect to uncertificated Stock, no transfer to the optionee on the records of the Company will take place, until the Company has completed all steps it has deemed necessary to satisfy legal requirements relating to the issuance and sale of the Shares, which steps may include, without limitation, (i) receipt of a representation from the optionee at the time of exercise of the Option that the optionee is purchasing the Shares for the optionee’s own account and not with a view to any sale or distribution of the Shares or other representations relating to compliance with applicable law governing the issuance of securities, (ii) the legending of the certificate (or notation on any book entry) representing the Shares to evidence the foregoing restrictions, and (iii) obtaining from optionee payment or provision for all withholding taxes due as a result of the exercise of the Option. The delivery of certificates representing the shares of Stock (or the transfer to the optionee on the records of the Company with respect to uncertificated Stock) to be purchased pursuant to the exercise of a Stock Option will be contingent upon (A) receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such Shares and the fulfilment of any other requirements contained in the Award Agreement or applicable provisions of laws and (B) if required by the Company, the optionee shall have entered into any stockholders agreements or other agreements with the Company and/or certain other of the Company’s stockholders relating to the Stock. In the event an optionee chooses to pay the purchase price by previously-owned Shares through the attestation method, the number of Shares transferred to the optionee upon the exercise of the Stock Option shall be net of the number of Shares attested to by the Optionee.

(b) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the Grant Date) of the Shares with respect to which Incentive Stock Options granted under the Plan and any other plan of the Company or its parent and any Subsidiary that become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000 or such other limit as may be in effect from time to time under Section 422 of the Code. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

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(c) Termination. Any portion of a Stock Option that is not vested and exercisable on the date of termination of an optionee’s Service Relationship shall immediately expire and be null and void. Once any portion of the Stock Option becomes vested and exercisable, the optionee’s right to exercise such portion of the Stock Option (or the optionee’s representatives and legatees as applicable) in the event of a termination of the optionee’s Service Relationship shall continue until the earliest of: (i) the date which is: (A) 12 months following the date on which the optionee’s Service Relationship terminates due to death or Disability (or such longer period of time as determined by the Committee and set forth in the applicable Award Agreement), or (B) three months following the date on which the optionee’s Service Relationship terminates if the termination is due to any reason other than death or Disability (or such longer period of time as determined by the Committee and set forth in the applicable Award Agreement), or (ii) the Expiration Date set forth in the Award Agreement; provided that notwithstanding the foregoing, an Award Agreement may provide that if the optionee’s Service Relationship is terminated for Cause, the Stock Option shall terminate immediately and be null and void upon the date of the optionee’s termination and shall not thereafter be exercisable.

SECTION 6. STOCK APPRECIATION RIGHTS

The Committee is authorized to grant SARs to optionees with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine –

(a) SARs may be granted under the Plan to optionees either alone or in addition to other Awards granted under the Plan and may, but need not, relate to specific Option granted under Section 5.

(b) The exercise price per Share under a SAR shall be determined by the Committee, provided, however, that except in the case of a substitute Award, such exercise price shall not be less than the fair market value of a Share on the date of grant of such SAR.

(c) The term of each SAR shall be fixed by the Committee but shall not exceed 10 years from the date of grant of such SAR.

(d) The Committee shall determine the time or times at which a SAR may be exercised or settled in whole or in part. Unless otherwise determined by the Committee or unless otherwise set forth in an Award Agreement, the provisions set forth in Section 5 above with respect to exercise of an Award following termination of service shall apply to any SAR. The Committee may specify in an Award Agreement that an “in-the-money” SAR shall be automatically exercised on its expiration date.

SECTION 7. RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards. The Committee may, in its sole discretion, grant (or sell at par value or such other purchase price determined by the Committee) to an eligible individual under Section 4 hereof a Restricted Stock Award under the Plan. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on the type of stock upon which restrictions are placed, continuing employment (or other Service Relationship), achievement of pre-established performance goals and objectives and/or such other criteria as the Committee may determine. Upon the grant of a Restricted Stock Award, the Company and the grantee shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.

(b) Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee of Restricted Stock shall be considered the record owner of and shall be entitled to vote the Restricted Stock if, and to the extent, such Shares are entitled to voting rights, subject to such conditions contained in the Award Agreement. The grantee shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in subsection (d) below of this Section, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank and such other instruments of transfer as the Committee may prescribe.

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(c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Award Agreement. Except as may otherwise be provided by the Committee either in the Award Agreement or, subject to Section 13 below, in writing after the Award Agreement is issued, if a grantee’s Service Relationship with the Company and any Subsidiary terminates, the Company or its assigns shall have the right, as may be specified in the relevant instrument, to repurchase some or all of the Shares subject to the Award at such purchase price as is set forth in the Award Agreement.

(d) Vesting of Restricted Stock. The Committee at the time of grant shall specify in the Award Agreement the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the substantial risk of forfeiture imposed shall lapse and the Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the Award Agreement.

SECTION 8. UNRESTRICTED STOCK AWARDS

The Committee may, in its sole discretion, grant (or sell at par value or such other purchase price determined by the Committee) to an eligible person under Section 4 hereof an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 9. RESTRICTED STOCK UNITS

(a) Nature of Restricted Stock Units. The Committee may, in its sole discretion, grant to an eligible person under Section 4 hereof Restricted Stock Units under the Plan. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Vesting conditions may be based on continuing employment (or other Service Relationship), achievement of pre-established performance goals and objectives which may be based on targets for revenue, revenue growth, EBITDA, net income, earnings per share and/or other such criteria as the Committee may determine. Upon the grant of Restricted Stock Units, the grantee and the Company shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee and may differ among individual Awards and grantees. On or promptly following the vesting date or dates applicable to any Restricted Stock Unit, but in no event later than March 15 of the year following the year in which such vesting occurs, such Restricted Stock Unit(s) shall be settled in the form of cash or shares of Stock, as specified in the Award Agreement. Restricted Stock Units may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of.

(b) Rights as a Stockholder. A grantee shall have the rights of a stockholder only as to Shares, if any, acquired upon settlement of Restricted Stock Units. A grantee shall not be deemed to have acquired any such Shares unless and until the Restricted Stock Units shall have been settled in Shares pursuant to the terms of the Plan and the Award Agreement, the Company shall have issued and delivered a certificate representing the Shares to the grantee (or transferred on the records of the Company with respect to uncertificated stock), and the grantee’s name has been entered in the books of the Company as a stockholder.

(c) Termination. Except as may otherwise be provided by the Committee either in the Award Agreement or in writing after the Award Agreement is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s cessation of Service Relationship with the Company and any Subsidiary for any reason.

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SECTION 10. TRANSFER RESTRICTIONS; COMPANY RIGHT OF FIRST REFUSAL; COMPANY REPURCHASE RIGHTS

(a) Restrictions on Transfer.

(i) Non-Transferability of Certain Awards. Restricted Stock awards granted under Section 7, Stock Options, SARs and, prior to exercise, the Shares issuable upon exercise of such Stock Option, shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Award Agreement regarding a given Stock Option or Restricted Stock award that the optionee may transfer by gift, without consideration for the transfer, his or her Non-Qualified Stock Options to his or her family members (as defined in Rule 701 of the Securities Act), to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners (to the extent such trusts or partnerships are considered “family members” for purposes of Rule 701 of the Securities Act), provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award Agreement, including the execution of a stock power upon the issuance of Shares. Stock Options, SARs and the Shares issuable upon exercise of such Stock Options, shall be restricted as to any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” (as defined in the Exchange Act) or any “call equivalent position” (as defined in the Exchange Act) prior to exercise.

(ii) Shares. No Shares shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless (i) the transfer is in compliance with the terms of the applicable Award Agreement, all applicable securities laws (including, without limitation, the Securities Act), and with the terms and conditions of this Section 10, (ii) the transfer does not cause the Company to become subject to the reporting requirements of the Exchange Act, and the transferee consents in writing to be bound by the provisions of the Plan and the Award Agreement, including this Section 10. In connection with any proposed transfer, the Committee may require the transferor to provide at the transferor’s own expense an opinion of counsel to the transferor, satisfactory to the Committee, that such transfer is in compliance with all foreign, federal and state securities laws (including, without limitation, the Securities Act). Any attempted transfer of Shares not in accordance with the terms and conditions of this Section 10 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Shares as a result of any such transfer, shall otherwise refuse to recognize any such transfer and shall not in any way give effect to any such transfer of Shares. The Company shall be entitled to seek protective orders, injunctive relief and other remedies available at law or in equity including, without limitation, seeking specific performance or the rescission of any transfer not made in strict compliance with the provisions of this Section 10. Subject to the foregoing general provisions, and unless otherwise provided in the applicable Award Agreement, Shares may be transferred pursuant to the following specific terms and conditions (provided that with respect to any transfer of Restricted Stock, all vesting and forfeiture provisions shall continue to apply with respect to the original recipient):

(A) Transfers to Permitted Transferees. The Holder may transfer any or all of the Shares to one or more Permitted Transferees; provided, however, that following such transfer, such Shares shall continue to be subject to the terms of this Plan (including this Section 10) and such Permitted Transferee(s) shall, as a condition to any such transfer, deliver a written acknowledgment to that effect to the Company and shall deliver a stock power to the Company with respect to the Shares. Notwithstanding the foregoing, the Holder may not transfer any of the Shares to a Person whom the Company reasonably determines is a direct competitor or a potential competitor of the Company or any of its Subsidiaries.

(B) Transfers Upon Death. Upon the death of the Holder, any Shares then held by the Holder at the time of such death and any Shares acquired after the Holder’s death by the Holder’s legal representative shall be subject to the provisions of this Plan, and the Holder’s estate, executors, administrators, personal representatives, heirs, legatees and distributees shall be obligated to convey such Shares to the Company or its assigns under the terms contemplated by the Plan and the Award Agreement.

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(b) Right of First Refusal. In the event that a Holder desires at any time to sell or otherwise transfer all or any part of his or her Shares (other than shares of Restricted Stock which by their terms are not transferrable), the Holder first shall give written notice to the Company of the Holder’s intention to make such transfer. Such notice shall state the number of Shares that the Holder proposes to sell (the “Offered Shares”), the price and the terms at which the proposed sale is to be made and the name and address of the proposed transferee. At any time within 30 days after the receipt of such notice by the Company, the Company or its assigns may elect to purchase all or any portion of the Offered Shares at the price and on the terms offered by the proposed transferee and specified in the notice. The Company or its assigns shall exercise this right by mailing or delivering written notice to the Holder within the foregoing 30-day period. If the Company or its assigns elect to exercise its purchase rights under this Section 10(b), the closing for such purchase shall, in any event, take place within 45 days after the receipt by the Company of the initial notice from the Holder. In the event that the Company or its assigns do not elect to exercise such purchase right, or in the event that the Company or its assigns do not pay the full purchase price within such 45-day period, the Holder shall be required to pay a transaction processing fee of $10,000 to the Company (unless waived by the Committee) and then may, within 60 days thereafter, sell the Offered Shares to the proposed transferee and at the same price and on the same terms as specified in the Holder’s notice. Any Shares not sold to the proposed transferee shall remain subject to the Plan. If the Holder is a party to any stockholders agreements or other agreements with the Company and/or certain other of the Company’s stockholders relating to the Shares, (i) the transferring Holder shall comply with the requirements of such stockholders agreements or other agreements relating to any proposed transfer of the Offered Shares, and (ii) any proposed transferee that purchases Offered Shares shall enter into such stockholders agreements or other agreements with the Company and/or certain of the Company’s stockholders relating to the Offered Shares on the same terms and in the same capacity as the transferring Holder.

(c) Company’s Right of Repurchase.

(i) Right of Repurchase for Unvested Shares Issued Upon the Exercise of an Option. Upon a Termination Event, the Company or its assigns shall have the right and option to repurchase from a Holder of Shares acquired upon exercise of a Stock Option which is still subject to a risk of forfeiture as of the Termination Event. Such repurchase rights may be exercised by the Company within the later of (A) six months following the date of such Termination Event or (B) seven months after the acquisition of Shares upon exercise of a Stock Option. The repurchase price shall be equal to the lower of the original per share price paid by the Holder, subject to adjustment as provided in Section 3(b) of the Plan, or the current Fair Market Value of such Shares as of the date the Company elects to exercise its repurchase rights.

(ii) Right of Repurchase With Respect to Restricted Stock. Upon a Termination Event, the Company or its assigns shall have the right and option to repurchase from a Holder of Shares received pursuant to a Restricted Stock Award any Shares that are still subject to a risk of forfeiture as of the Termination Event. Such repurchase right may be exercised by the Company within six months following the date of such Termination Event. The repurchase price shall be the lower of the original per share purchase price paid by the Holder, subject to adjustment as provided in Section 3(b) of the Plan, or the current Fair Market Value of such Shares as of the date the Company elects to exercise its repurchase rights.

(iii) Procedure. Any repurchase right of the Company shall be exercised by the Company or its assigns by giving the Holder written notice on or before the last day of the repurchase period of its intention to exercise such repurchase right. Upon such notification, the Holder shall promptly surrender to the Company, free and clear of any liens or encumbrances, any certificates representing the Shares being purchased, together with a duly executed stock power for the transfer of such Shares to the Company or the Company’s assignee or assignees. Upon the Company’s or its assignee’s receipt of the certificates from the Holder, the Company or its assignee or assignees shall deliver to him, her or them a check for the applicable repurchase price; provided, however, that the Company may pay the repurchase price by offsetting and canceling any indebtedness then owed by the Holder to the Company.

(d) Escrow Arrangement.

(i) Escrow. In order to carry out the provisions of this Section 10 of this Plan more effectively, the Company shall hold any Shares issued pursuant to Awards granted under the Plan in escrow together with separate stock powers executed by the Holder in blank for transfer. The Company shall not dispose of the Shares except as otherwise provided in this Plan. In the event of any repurchase by the Company (or any of its assigns), the Company is hereby authorized by the Holder, as the Holder’s attorney-in-fact, to date and complete the stock powers necessary for the transfer of the Shares being purchased and to transfer such Shares in accordance with the terms hereof. At such time as any Shares are no longer subject to the Company’s repurchase and first refusal rights, the Company shall, at the written request of the Holder, deliver to the Holder a certificate representing such Shares with the balance of the Shares to be held in escrow pursuant to this Section.

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(ii) Remedy. Without limitation of any other provision of this Plan or other rights, in the event that a Holder or any other Person is required to sell a Holder’s Shares pursuant to the provisions of Sections 10(b) or (c) hereof and in the further event that he or she refuses or for any reason fails to deliver to the Company or its designated purchaser of such Shares the certificate or certificates evidencing such Shares together with a related stock power, the Company or such designated purchaser may deposit the applicable purchase price for such Shares with a bank designated by the Company, or with the Company’s independent public accounting firm, as agent or trustee, or in escrow, for such Holder or other Person, to be held by such bank or accounting firm for the benefit of and for delivery to him, her, them or it, and/or, in its discretion, pay such purchase price by offsetting any indebtedness then owed by such Holder as provided above. Upon any such deposit and/or offset by the Company or its designated purchaser of such amount and upon notice to the Person who was required to sell the Shares to be sold pursuant to the provisions of Sections 10(b) or (c), such Shares shall at such time be deemed to have been sold, assigned, transferred and conveyed to such purchaser, such Holder shall have no further rights thereto (other than the right to withdraw the payment thereof held in escrow, if applicable), and the Company shall record such transfer in its stock transfer book or in any appropriate manner.

(e) Lockup Provision. If requested by the Company, a Holder shall not sell or otherwise transfer or dispose of any Shares (including, without limitation, pursuant to Rule 144 under the Securities Act) held by him or her for such period following the effective date of a public offering by the Company of Shares as the Company shall specify reasonably and in good faith. If requested by the underwriter engaged by the Company, each Holder shall execute a separate letter confirming his or her agreement to comply with this Section.

(f) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Section 10 shall apply with equal force to additional and/or substitute securities, if any, received by Holder in exchange for, or by virtue of his or her ownership of, Shares.

(g) Termination. The terms and provisions of Section 10(b) and Section 10(c) (except for the Company’s right to repurchase Shares still subject to a risk of forfeiture upon a Termination Event) shall terminate upon consummation of any Sale Event, in either case as a result of which Shares are registered under Section 12 of the Exchange Act and publicly-traded on any national security exchange.

SECTION 11. TAX WITHHOLDING

(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Shares or other amounts received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver stock certificates (or evidence of book entry) to any grantee is subject to and conditioned on any such tax withholding obligations being satisfied by the grantee.

(b) Payment in Stock. The Company’s minimum required tax withholding obligation may be satisfied, in whole or in part, by the Company withholding from Shares to be issued pursuant to an Award a number of Shares having an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

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SECTION 12. SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as may be specified by the Committee from time to time. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. The Company makes no representation or warranty and shall have no liability to any grantee under the Plan or any other Person with respect to any penalties or taxes under Section 409A that are, or may be, imposed with respect to any Award. It is the intent of the Board that payments and benefits under the Plan comply with or be exempt from Section 409A and the regulations and guidance promulgated thereunder and, accordingly, to the maximum extent permitted the Plan shall be interpreted to be in compliance therewith or exempt therefrom. In no event whatsoever shall the Company be liable for any additional tax, interest or penalty that may be imposed upon a Participant by Section 409A or damages to a Participant for failing to comply with Section 409A.

SECTION 13. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the consent of the holder of the Award. The Committee may exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation of outstanding Stock Options and by granting such holders new Awards in replacement of the cancelled Stock Options. To the extent determined by the Committee to be required either by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or otherwise, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 13 shall limit the Board’s or Committee’s authority to take any action permitted pursuant to Section 3(c). The Board reserves the right to amend the Plan and/or the terms of any outstanding Stock Options to the extent reasonably necessary to comply with the requirements of the exemption pursuant to Rule 12h-1 of the Exchange Act.

SECTION 14. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly so determine in connection with any Award.

SECTION 15. GENERAL PROVISIONS

(a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. No Shares shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards, as it deems appropriate.

(b) Delivery of Stock Certificates. Stock certificates to grantees under the Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company; provided that stock certificates to be held in escrow pursuant to Section 10 of the Plan shall be deemed delivered when the Company shall have recorded the issuance in its records. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).

(c) No Employment Rights. The adoption of the Plan and the grant of Awards do not confer upon any Person any right to continued employment or Service Relationship with the Company or any Subsidiary.

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(d) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policy-related restrictions, terms and conditions as may be established by the Committee, or in accordance with policies set by the Committee, from time to time.

(e) Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award on or after the grantee’s death or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

(f) Legend. Any certificate(s) representing the Shares shall carry substantially the following legend (and with respect to uncertificated Stock, the book entries evidencing such shares shall contain the following notation):

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including repurchase and restrictions against transfers contained in the Plan and any agreements entered into thereunder by and between the company and the holder of this certificate (a copy of which is available at the offices of the company for examination).

(g) Information to Holders of Options. In the event the Company is relying on the exemption from the registration requirements of Section 12(g) of the Exchange Act contained in paragraph (f)(1) of Rule 12h-1 of the Exchange Act, the Company shall provide the information described in Rule 701(e)(3), (4) and (5) of the Securities Act to all holders of Options in accordance with the requirements thereunder. The foregoing notwithstanding, the Company shall not be required to provide such information unless the option holder has agreed in writing, on a form prescribed by the Company, to keep such information confidential.

SECTION 16. EFFECTIVE DATE OF PLAN

The Plan shall become effective upon adoption by the Board and shall be approved by stockholders in accordance with applicable state law and the Company’s articles of incorporation and bylaws within 12 months thereafter. If the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, then any Awards granted or sold under the Plan shall be rescinded and no additional grants or sales shall thereafter be made under the Plan. Subject to such approval by stockholders and to the requirement that no Shares may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of the Plan by the Board. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the date the Plan is adopted by the Board or the date the Plan is approved by the Company’s stockholders, whichever is earlier.

SECTION 17. GOVERNING LAW

This Plan, all Awards and any controversy arising out of or relating to this Plan and all Awards shall be governed by and construed in accordance with the laws of the State of Nevada as to matters within the scope thereof, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

DATE ADOPTED BY THE BOARD OF DIRECTORS:	November 25, 2025

DATE ADOPTED BY THE

SHAREHOLDERS: __________________________.

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